Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report



                     FEBRUARY 2005 MONTHLY OPERATING REPORT
       FOR THE FOUR WEEK PERIOD FROM JANUARY 29, 2005 TO FEBRUARY 26, 2005

DEBTORS' ADDRESS:          Footstar, Inc.
                           933 MacArthur Blvd.
                           Mahwah, NJ 07430

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, N.Y. 10153



REPORT PREPARER:           Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
--------------------------------
Richard L. Robbins
Senior Vice President of
Financial Reporting and Controls


                              Date: March 16, 2005

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report



                                TABLE OF CONTENTS




                                                                          Page
                                                                          ----

Condensed Consolidated Balance Sheet                                       3

Condensed Consolidated Statements of Operations                            4

Condensed Consolidated Statements of Cash Flows                            5

Notes to Condensed Consolidated Financial Statements                       6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheet                        15

Schedule 2:  Condensed Consolidating Statement of Operations              16

Schedule 3:  Total Disbursements by Debtor Entity                         17

Schedule 4:  Additional Information                                       18
o        Cash Summary
o        Accounts Receivable Aging Summary
o        Summary of Unpaid Post-Petition Accounts Payable
o        Summary of Taxes Payable

Schedule 5:  Certifications                                               20

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                February 26, 2005
                                   (Unaudited)
                          (tabular amounts in millions)



ASSETS
------
Current Assets:
   Cash and cash equivalents                                    $         203.2
   Amounts due from retail sales                                           12.9
   Accounts receivable, net                                                 4.7
   Inventories                                                            117.8
   Prepaid expenses and other current assets                               34.5
                                                                ----------------
Total current assets                                                      373.1

   Property and equipment, net                                             33.7
   Intangible assets, net                                                  10.3
   Deferred charges and other assets                                        2.6
                                                                ----------------
Total Assets                                                    $         419.7
                                                                ================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                             $          84.7
   Accrued expenses                                                        34.1
   Taxes payable                                                           12.7
                                                                ----------------
Total current liabilities                                                 131.5
   Long-term liabilities                                                   37.6
                                                                ----------------
Total liabilities not subject to compromise                               169.1
                                                                ----------------
Liabilities subject to compromise:
   Secured liabilities                                                      7.1
   Unsecured liabilities                                                  154.7
   Minority interests                                                      14.0
                                                                ----------------
Total liabilities subject to compromise                                   175.8
                                                                ----------------

Minority interests                                                         13.0
                                                                ----------------
Total Liabilities                                                         357.9
                                                                ----------------

Shareholders' Equity:
   Common stock $.0l par value: 100,000,000 shares
   authorized, 31,020,418 shares issued                                     0.3
   Additional paid-in capital                                             343.2
   Treasury stock: 10,711,569 shares at cost                             (310.6)
   Unearned compensation                                                   (0.4)
   Retained earnings                                                       29.3
                                                                ----------------
Total Shareholders' Equity                                                 61.8
                                                                ----------------
Total Liabilities and Shareholders' Equity                      $         419.7
                                                                ================

     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          For The Period From January 29, 2005 To February 26, 2005 and
                            Cumulative Filing to Date
                                   (Unaudited)
                             (amounts in millions)


                                                                                 Month of           Cumulative
                                                                                 February         Filing to Date
                                                                               --------------    ----------------

Net sales                                                                      $        45.0     $         803.7
Cost of sales                                                                           29.3               546.6
                                                                               --------------    ----------------
   Gross profit                                                                         15.7               257.1

Store operating, selling, general and administrative expenses                           16.6               232.3
Depreciation and amortization                                                            0.6                21.9
Other income                                                                               -                (9.2)
Interest (income) expense                                                               (0.3)                9.5
                                                                               --------------    ----------------
   (Loss) income before reorganization expenses                                         (1.2)                2.6
                                                                               --------------    ----------------

Reorganization expenses:
   Store and distribution center closing and related asset impairment costs                -                36.9
   Gain on settlement of bankruptcy claims                                                 -                (0.7)
   Professional fees                                                                     1.6                18.9
                                                                               --------------    ----------------
Total reorganization expenses                                                            1.6                55.1
                                                                               --------------    ----------------

   Loss before income taxes, minority interests and discontinued operations             (2.8)              (52.5)
Benefit for income taxes                                                                (1.0)               (5.6)
                                                                               --------------    ----------------
   Loss before minority interests and discontinued operations                           (1.8)              (46.9)

Minority interests in net loss of subsidiaries                                           2.0                14.0
Loss from discontinued Athletic Segment                                                 (0.1)              (36.2)
Gain from disposal of Athletic Segment                                                   0.1                14.7
                                                                               --------------    ----------------

   Net profit (loss)                                                           $         0.2     $         (54.4)
                                                                               ==============    ================

     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
            For The Period From January 29, 2005 To February 26, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)


                                                                  Month of        Cumulative Filing
                                                                  February            to Date
                                                               --------------     ----------------

Net cash provided by operating activities                      $         6.2      $         107.3
                                                               --------------     ----------------

Cash flows provided by investing activities:
  Additions to property and equipment                                   (0.1)                (2.7)
  Proceeds from sale of furniture and equipment                          0.3                  0.6
  Net proceeds from sale of Distribution Centers                         0.6                 46.7
  Proceeds from sale of Shoe Zone                                          -                  5.4
  Proceeds from sale of Athletic Division                                  -                236.1
                                                               --------------     ----------------
Net cash provided by investing activities                                0.8                286.1
                                                               --------------     ----------------

Cash flows used in financing activities:
  Repayments on notes payable                                              -               (207.1)
  Other                                                                    -                 (0.2)
                                                               --------------     ----------------

Net cash used in financing activities                                      -               (207.3)
                                                               --------------     ----------------

Net increase in cash and cash equivalents                                7.0                186.1
Cash and cash equivalents, beginning of period                         196.2                 17.1
                                                               --------------     ----------------

Cash and cash equivalents, end of period                       $       203.2      $         203.2
                                                               ==============     ================


     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report



           NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.         THE COMPANY

Footstar, Inc. and its subsidiaries (the "Company") is principally a retailer conducting business through its Meldisco Segment and formerly its Athletic Segment, prior to its sale to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through its Footaction, Just For Feet, and Uprise chains.

2.         BANKRUPTCY FILING

Commencing March 2, 2004 ("Petition Date"), Footstar and substantially all of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350
(ASH)" (the "Chapter 11 cases"). As a debtor-in-possession, the Company is authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

The Company sought bankruptcy protection after it was determined it could not obtain necessary liquidity from its lending syndicate or additional debt or equity financing. This decline in liquidity primarily resulted from the unprofitable results in the Athletic Segment, the reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

On March 26, 2004, the Company filed a motion seeking Court approval to conduct an auction accepting all types of bids with respect to its Athletic Segment, including, but not limited to going concern bids, liquidation bids, lease purchase bids, and any combination of the foregoing. On April 6, 2004, the Court approved procedures for the auction (the "Procedures Order"). (See Note 5 regarding the sale of the Athletic Segment).

Within the Meldisco Segment, the Company exited the footwear departments in 26 stores operated by subsidiaries of Federated Department Stores, Inc. ("Federated") and 44 Gordmans, Inc. ("Gordmans") stores; closed 13 Shoe Zone stores and sold 26 Shoe Zone stores located in Puerto Rico. The estimated cost of exiting the footwear departments of Federated and Gordmans was approximately $4.5 million. The estimated loss on the sale of Shoe Zone, including the cost of closing stores not sold, was approximately $7.0 million.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report


Under the Bankruptcy Code, the Company has the ability to reject executory contracts, including leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract may file claims against the Company in the Court in accordance with the Bankruptcy Code. The Company expects that as a result of the rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, the Company may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including the Company's payment or "cure" of all outstanding liabilities there under. The Company expects that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on its consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against the Company, the Company is unable to project the magnitude of such claims with any degree of certainty. The Company has incurred, and will continue to incur, significant costs associated with the Chapter 11 cases.

Under the Procedures Order, the Company pursued the sale of certain other assets, including its distribution centers in Mira Loma, California ("Mira Loma"), and Gaffney, South Carolina ("Gaffney"). The Company sold Mira Loma to Thrifty Oil Co. ("Thrifty") for approximately $28.0 million. Pursuant to the terms of the pertinent sales documents, Thrifty has leased Mira Loma to FMI International LLC, a logistics provider, which has agreed to provide the Company with warehousing and distribution services through June 30, 2012 under a receiving, warehousing and physical distribution services agreement. The sale of Mira Loma closed on July 22, 2004 and resulted in a loss of approximately $24.8 million. The Company sold Gaffney to Automated Distributions Systems, L.P., a logistics provider, for approximately $20.2 million ($19.0 million after closing expenses). The sale of Gaffney closed on September 28, 2004 and resulted in a gain of approximately $0.5 million.

In order to exit Chapter 11 successfully, the Company will need to obtain Court confirmation of a Chapter 11 plan that satisfies the requirements of the Bankruptcy Code.

The Company filed its Chapter 11 plan with the Court on November 12, 2004. The Chapter 11 plan provides for an orderly reorganization of the Company and cash distributions to impaired parties and is subject to a vote by eligible ballot holders. Alternatively, the Plan allows for a sale of all or substantially all of the Debtor's assets and/or equity interests in the Meldisco business, following notice and a hearing. At this time, it is not possible to predict accurately the effect of the Chapter 11 cases on the Company's business, creditors or stockholders or when the Company may emerge from Chapter 11, if at all.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report



3.         BASIS OF PRESENTATION

This Monthly Operating Report ("MOR") has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, the Company's pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. The Company is in the process of reconciling its pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports. See Note 7.

The Company reports its operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of February results reflect a four week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in the MOR.

The Company's audit of its 2003 consolidated financial statements is currently in process. In addition, the Company is preparing for the commencement of the audit of its 2004 consolidated financial statements as it continues the process of becoming current in its public filings. The audit of these fiscal years may require that additional adjustments be made to previously reported results. In addition, as these periods have not been finalized, adjustments or transactions which are identified in 2005 related to either 2004 or 2003 will be reflected in such period.

The adjustments that relate to 2004 are reflected as an increase (decrease) to opening retained earnings and cumulative filing to date in the accompanying Condensed Consolidated Balance Sheet and Condensed Consolidated Statements of Operations, respectively. The 2003 adjustments are reflected as an increase (decrease) to opening retained earnings in the accompanying Condensed Consolidated Balance Sheet. The Company has recorded a $5.6 million reclassification between additional paid in capital and retained earnings which relates to fiscal 2003 and a $0.3 million adjustment to retained earnings for store operating, selling and administrative expense which relates to fiscal 2004.

The unaudited information in the MOR is subject to further review and potential adjustments and is not necessarily indicative of the results that may be expected for the period ending February 26, 2005. In addition, the MOR contains information for periods, which may be different from those that will be included in the Company's reports pursuant to the Securities Exchange Act of 1934, upon filing of such reports. Accordingly, the substance and format of the MOR may not allow for meaningful comparison with the Company's publicly disclosed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report


The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amounts which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization.

Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of the Company's future operations or financial position. No assurance can be given that the Company will be successful in reorganizing its affairs within the Chapter 11 bankruptcy proceedings.

4.         THE DIP AND EXIT CREDIT FACILITY

Effective March 4, 2004, the Company entered into a Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement provided a secured credit facility consisting of revolving loans of up to $240.0 million (including a sub-limit of $75 million for letters of credit) and a term loan of $60.0 million. The DIP Credit Agreement had a term of two years.

As a result of the recent aforementioned asset sales and other restructuring activities the DIP Credit Agreement was amended on May 11, 2004 to, among other things, reduce the amount of the facility to reflect the operating needs of the Company's smaller business base. By Court order dated July 22, 2004, the Debtors further amended the DIP Credit Agreement to also provide for financing upon emergence from Chapter 11 (as so amended, the "DIP and Exit Facility"). The DIP and Exit Facility provides up to $100.0 million of secured DIP financing, including a sub-limit for letters of credit, subject to a borrowing base formula based upon inventory and accounts receivable. The Company may, at its option and upon satisfaction of certain conditions, convert the DIP and Exit Facility to post-emergence financing ("Exit Facility"), which will provide for up to $160.0 million in revolving commitments, including a sub-limit for letters of credit. Borrowings under the DIP and Exit Facility will bear interest at Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at the Company's option, with the applicable margin at any time based on excess availability levels.

The DIP and Exit Facility has a term not to exceed five years from the Petition Date, including the period during which the Company operates as a debtor-in-possession. The Exit Facility term will be three years, as long as the DIP lending period does not exceed two years. As of February 26, 2005, there were no borrowings outstanding under the DIP and Exit Facility, other than approximately $20.2 million of letters of credit.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report


The DIP and Exit Facility is secured by substantially all of the assets of the Company and its subsidiaries and contains various affirmative and negative covenants, representations, warranties and events of default to which the Company is subject, all as specified in the DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. The DIP and Exit Facility contains a minimum excess availability covenant as well as a maximum capital expenditure covenant. After the Company's emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, the Company will be subject to a fixed charge coverage covenant. The DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting the Company's business, operations, property, assets, or condition, and that the Master Agreement underlying the agreements that the Company maintains with Kmart is in full force and effect and not in default. A failure by the Company to satisfy any of the covenants, representations or warranties under the DIP and Exit Facility would result in default or other adverse impact under the DIP and Exit Facility. Upon the request of the Company, the lenders have extended the time for the delivery of the 2003 and 2004 annual consolidated financial statements and certain compliance certifications until the Company exits from Chapter 11.

5.         DISCONTINUED OPERATIONS - ATHLETIC SEGMENT

As part of its initial restructuring plans, after filing for Chapter 11 the Company closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

The Company obtained Court authority to conduct (i) store closing sales at 75 Footaction locations and (ii) going out of business sales at all of the Debtors' 88 Just For Feet locations. In connection therewith, the Company employed Hilco Merchant Resources LLC to act as the Company's liquidation agent to maximize the value of the inventory at these stores.

With respect to the leases related to these stores (and a handful of additional leases related to the Meldisco business), the Company employed Abacus Advisors Group LLC and a joint venture group to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $71.2 million prior to mitigation. As of February 26, 2005, the Company has mitigated $18.9 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $52.3 million. Of this amount, $3.3 million has been paid to date resulting in a remaining obligation of $49.0 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise-Unsecured liabilities".

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report


On April 21, 2004, the Company received Court approval to sell to certain affiliates of Foot Locker, Inc. (collectively "Foot Locker") 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations that were leased on a month-to-month basis. During the year following the closing of the sale, if Foot Locker enters into a new lease for any of these store locations, the escrow amount relating to that location shall be paid to the Company. The escrow amount relating to any location for which Foot Locker has not entered into a new lease within one year after the closing shall be paid to Foot Locker, thereby reducing the purchase price by such amount. As of February 26, 2005, Footlocker has entered into new leases for 11 of the above-mentioned 14 store locations and one store location has been leased by the landlord to a third party. As of February 26, 2005, approximately $9.1 million of the above mentioned $13.0 million escrow amount has been released to the Company, approximately $2.2 million has been released to Foot Locker, and approximately $1.7 million remained in escrow.

The sale to Foot Locker together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets". Accordingly, the Company has reported the results of the discontinued Athletic Segment as a separate component of operations. As of February 26, 2005 the estimated gain from disposal of the Athletic Segment, including the effect of closing the underperforming stores, distribution centers and warehouse facilities, is approximately $14.7 million, which will increase by the amount of any remaining escrowed cash that is released to the Company as noted above.

6.         MELDISCO'S RELATIONSHIP WITH KMART

The business relationship between Meldisco and Kmart is extremely important to the Company, particularly now that the Company has exited all of its Athletic Segment businesses and some of its other Meldisco businesses. This relationship is governed by agreements that grant the Company the exclusive right to operate footwear departments in Kmart stores. The loss of Meldisco's Kmart operation, a significant reduction in customer traffic in Kmart stores, or the closing of a significant number of additional Kmart stores would have a material adverse effect on the Company. The Master Agreement and the sub-agreements for particular Kmart stores allow the parties to terminate those agreements under specified circumstances. The initial term of the Master Agreement expires July 1, 2012 and is renewable thereafter for 15-year terms upon mutual agreement, unless otherwise terminated, as defined.

Because over 90% of the Company's revenues are derived from the operation of footwear departments in Kmart stores, on August 12, 2004, the Company filed its motion to assume the Master Agreement and sub-agreements with Kmart. On September 30, 2004, Kmart objected to the Company's motion to assume, challenging (i) the assumability of the Master Agreement and (ii) the cure amount associated with the assumption. Additionally, Kmart cross-moved to lift

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report


the automatic stay extant under Section 362 of the Bankruptcy Code so that Kmart could terminate the Master Agreement. A hearing in the Bankruptcy Court occurred on December 17, 2004 regarding the assumability of the Master Agreement. On February 28, 2005, the Court issued a decision overruling Kmart's objection that assumption is barred as a matter of law under section 365(c)(1) of the Bankruptcy Code. On February 11, 2005, Kmart filed with the Court a motion for reargument of the decisions on the motion to assume the Master Agreement and the Company's response is due March 18, 2005.

If the Court favorably resolves all issues relating to the assumption of the Master Agreement, Section 365 of the Bankruptcy Code requires the Company to cure existing defaults under the Master Agreement. Kmart initially filed a proof of claim stating that the Company owed Kmart approximately $56.0 million in cure obligations under the Master Agreement and subsequently amended its claim, indicating it did not know the amount of its claim at this time. Without taking into account any claims the Company may have against Kmart in connection with Kmart's cure claim, as of the petition date the Company estimates that it owes Kmart no more than approximately $19.0 million.

In June 2004, Kmart announced the sale of approximately 50 of its retail store locations (the "Stores") to Sears, Roebuck and Co. ("Sears"). Thereafter, in November 2004, Kmart announced plans to acquire Sears (the "Acquisition"). Kmart's press releases and SEC filings indicate that Kmart expects the Acquisition to close by late March 2005 and that, upon closing, Kmart will control the newly merged company.

Following the announcement of the Acquisition, the Company received inconsistent information from Kmart regarding its plans to convert certain of the Stores to a different retail format. Initially, Kmart advised the Company of its intent to convert approximately 25 of the 50 Stores to a Sears retail format, and thus expected the Company to discontinue operating the footwear departments in those Stores. Kmart then informed the Company that only 11 of these 25 Stores were slated for a format conversion. After receiving mixed signals from Kmart, on January 28, 2005, the Company filed a motion with the Court (the "Examination Motion") seeking to compel Kmart to produce certain documents related to (i) the proposed Acquisition and (ii) Kmart's business plans relating to the operation of footwear departments in the Stores.

Shortly after the Company filed the Examination Motion, Kmart announced its plan to begin the reconfiguration of some of the Stores slated for conversion to a new Sears format. Footstar then received a notice from Kmart instructing the Company that the Company should either vacate certain Stores or have the footwear departments relocated within the stores while the reconfiguration took place. The Company believes that, because of the Acquisition, the Master Agreement continues to grant the Company the exclusive right to operate footwear departments in the Stores, whether or not Kmart converts certain of the Stores to a different discount retail format. Accordingly, after receiving such notice,

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report


the Company filed a motion (the "Enforcement Motion") requesting that the Court
(i) adjudge and determine Kmart to be in contempt for violation of the automatic stay extant under section 362 of the Bankruptcy Code and (ii) assess compensatory damages. Kmart replied to the Enforcement Motion by arguing that the automatic stay did not prevent Kmart from converting the Stores to a different format because the Company's rights under the Master Agreement to sell footwear in the converting Stores expires upon their conversion.

On February 24, 2005, the Court held a preliminary hearing with respect to the Enforcement Motion and ruled that the automatic stay barred Kmart from taking any actions to remove the Company from the Kmart Stores absent a motion for relief from the automatic stay. Accordingly, on March 4, 2005, Kmart filed a motion seeking relief from the automatic stay to require the Company to vacate approximately 24 Stores on or before the date they are no longer operated as Kmart stores (the "Kmart Stay Motion"). This motion has not yet been scheduled for a hearing.

7.         LIABILITIES SUBJECT TO COMPROMISE

In the Condensed Consolidated Balance Sheet, the caption "Liabilities subject to compromise" reflects the Company's current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, the Company has been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of its pre-petition obligations. The Company has notified all known pre-petition creditors of the establishment of a bar date by which creditors must file a proof of claim. The bar date for creditors was July 30, 2004 and the bar date for government entities was August 30, 2004 (excluding the U.S. Internal Revenue Service for which the bar date was October 29, 2004). Differences between liability amounts recorded by the Company and claims filed by creditors will be reconciled and, if necessary, the Court will make a final determination of allowable claims. The Company will continue to evaluate the amount of its pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.

8.         LEGAL PROCEEDINGS

The Company and certain of its directors and officers were defendants in several purported class action lawsuits (consolidated into a single action) alleging violations of federal securities laws and breaches of fiduciary duties.

The Company and the named plaintiffs have mutually agreed to resolve the claims made in the several purported class action lawsuits, without any admission of liability, for the amount of $14.3 million, all of which will be funded with insurance proceeds. The Company is in the process of seeking approval from class members and upon such approval, seeking an order from the court before which this litigation is pending, dismissing it with prejudice.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report



9.         REORGANIZATION EXPENSES- PROFESSIONAL FEES

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total $1.6 million and $28.0 million for the current period and filing to date period, respectively. Of this amount, $0.0 million and $9.1 million for the current period and filing to date period, respectively, are included in Discontinued Operations of the Athletic Segment.

10.        INCOME TAXES

The Company has established a valuation allowance for substantially all of its deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

The Company records a provision (benefit) for taxes on the earnings (losses) of the Company's 51%-owned subsidiaries, as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, the Company provides for federal and state income taxes on these earnings.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".

11.        ACTUARIAL DETERMINED LIABILITIES

The Company maintains liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

12.        CONSOLIDATING SCHEDULES

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related balance sheets and statements of operations for the Company's reportable segments. Consolidating elimination entries, where applicable, have been included in each of the operating segments and in Corporate. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. The Company allocates various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATING BALANCE SHEET
            For The Period From January 29, 2005 To February 26, 2005
                                   (Unaudited)
                              (amounts in millions)


                                                                                                         SCHEDULE 1

                                                           Athletic      Meldisco
                                                           Division      Division        Corporate         Total
                                                         ------------   ------------   ------------   ---------------
ASSETS
------
Current Assets:
   Cash and cash equivalents                             $       0.1    $     202.8    $       0.3    $        203.2
   Amounts due from retail sales                                   -           12.9              -              12.9
   Accounts receivable, net                                      0.1            3.9            0.7               4.7
   Inventories                                                     -          120.5           (2.7)            117.8
   Prepaid expenses and other current assets                     0.6           34.1           (0.2)             34.5
   Intercompany                                                232.9          344.5         (577.4)                -
                                                         ------------   ------------   ------------   ---------------
Total current assets                                           233.7          718.7         (579.3)            373.1

  Property and equipment, net                                      -           33.7              -              33.7
  Intangible assets, net                                           -              -           10.3              10.3
  Deferred charges and other assets                              0.1            2.5              -               2.6
                                                         ------------   ------------   ------------   ---------------
Total Assets                                             $     233.8    $     754.9    $    (569.0)   $        419.7
                                                         ============   ============   ============   ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                      $      (1.8)   $      86.5    $         -    $         84.7
   Accrued expenses                                              1.1           34.2           (1.2)             34.1
   Taxes payable                                                 3.4            6.8            2.5              12.7
                                                         ------------   ------------   ------------   ---------------
Total current liabilities                                        2.7          127.5            1.3             131.5
   Long-term liabilities                                           -           37.8           (0.2)             37.6
                                                         ------------   ------------   ------------   ---------------
Total liabilities not subject to compromise                      2.7          165.3            1.1             169.1
                                                         ------------   ------------   ------------   ---------------
Liabilities subject to compromise:
   Secured liabilities                                             -            7.1              -               7.1
   Unsecured liabilities                                       105.8           48.6            0.3             154.7
   Minority interests                                              -           14.0              -              14.0
                                                         ------------   ------------   ------------   ---------------
Total liabilities subject to compromise                        105.8           69.7            0.3             175.8
                                                         ------------   ------------   ------------   ---------------

Minority interests                                                 -           13.0              -              13.0
                                                         ------------   ------------   ------------   ---------------
Total Liabilities                                              108.5          248.0            1.4             357.9
                                                         ------------   ------------   ------------   ---------------

Shareholders' Equity (Deficit):
   Common stock                                                    -              -            0.3               0.3
   Additional paid-in capital                                  270.3          217.7         (144.8)            343.2
   Treasury stock                                                  -              -         (310.6)           (310.6)
   Unearned compensation                                           -           (0.4)             -              (0.4)
   Retained earnings (deficit)                                (145.0)         289.6         (115.3)             29.3
                                                         ------------   ------------   ------------   ---------------
Total Shareholders' Equity (Deficit)                           125.3          506.9         (570.4)             61.8
                                                         ------------   ------------   ------------   ---------------
Total Liabilities and Shareholders' Equity (Deficit)     $     233.8    $     754.9    $    (569.0)   $        419.7
                                                         ============   ============   ============   ===============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
            For The Period From January 29, 2005 To February 26, 2005
                                   (Unaudited)
                              (amounts in millions)

                                                                                                            SCHEDULE 2

                                                             Athletic         Meldisco
                                                             Division         Division     Corporate         Total
                                                          ---------------   ------------  ------------    -------------

Net sales                                                 $            -    $      45.0   $         -     $       45.0
Cost of sales                                                          -           30.7          (1.4)            29.3
                                                          ---------------   ------------  ------------    -------------
  Gross profit                                                         -           14.3           1.4             15.7

Store operating, selling, general and
 administrative expenses                                               -           16.4           0.2             16.6
Depreciation and amortization                                          -            0.6             -              0.6
Interest (income) expense                                              -           (1.9)          1.6             (0.3)
                                                          ---------------   ------------  ------------    -------------
Loss before reorganization expenses                                    -           (0.8)         (0.4)            (1.2)
                                                          ---------------   ------------  ------------    -------------

Reorganization expenses:
  Professional fees                                                    -            1.6             -              1.6
                                                          ---------------   ------------  ------------    -------------
  Total reorganization expenses                                        -            1.6             -              1.6
                                                          ---------------   ------------  ------------    -------------

  Loss before income taxes and minority interests                      -           (2.4)         (0.4)            (2.8)
Benefit for income taxes                                               -           (1.0)            -             (1.0)
                                                          ---------------   ------------  ------------    -------------
  Loss before minority interests and
  discontinued operations                                              -           (1.4)         (0.4)            (1.8)

Minority interests in net income of subsidiaries                       -            2.0             -              2.0
Gain from discontinued Athletic Segment                             (0.1)             -             -             (0.1)
Loss from disposal of Athletic Segment                               0.1              -             -              0.1
                                                          ---------------   ------------  ------------    -------------

Net profit (loss)                                         $            -    $       0.6   $      (0.4)    $        0.2
                                                          ===============   ============  ============    =============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report


                                                                      SCHEDULE 3



Total Disbursements by Debtor Entity
For the Period From January 29, 2005 to February 26, 2005 amounted to $31.798 million.




See attached Exhibit 1 for details on an entity-by-entity basis.




--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered

                                   EXHIBIT #1
                             FEBRUARY MOR SCHEDULE 3
                             -----------------------



CASE NO. 04-                 DEBTOR                                                                           TOTAL
                                                                                                          DISBURSEMENTS
22350                  Footstar, Inc.                                                                               0
22351                  Footstar Corporation                                                                17,098,707
22352                  Apache-Minnesota Thom Mcan, Inc.                                                             0
22353                  ATHLETIC ATTIC OF TEXAS, INC.                                                                0
22354                  Athletic Center, Inc.                                                                    2,113
22355                  Feet Center, Inc.                                                                            0
22356                  Feet of Colorado, Inc.                                                                       0
22357                  Footaction Center, Inc.                                                                      0
22358                  Footstar Center, Inc.                                                                        0
22359                  FWS I, INC.                                                                                  0
22360                  FWS II, INC.                                                                                 0
22361                  LFD I, INC.                                                                                  0
22362                  LFD II, INC.                                                                                 0
22363                  Mall of America Fan Club, Inc.                                                               0
22364                  Meldisco H.C., Inc.                                                                     25,584
22365                  Miles Shoes Meldisco Lakewood, Colorado, Inc.                                           12,947
22366                  SHOE ZONE CENTER, INC.                                                                       0
22367                  STELLAR WHOLESALING, INC.                                                                3,983
22368                  Nevada Feet, Inc.                                                                            0
22369                  CONSUMER DIRECT WAUSAU, INC.                                                                 0
22370                  CD SERVICES LLC                                                                              0
22371                  Footstar HQ, LLC                                                                             0
22372                  FA SALES LLC                                                                                 0
22373                  CDIRECT, INC.                                                                                0
22374                  LFD Operating, Inc.                                                                          0
22375                  LFD Today, Inc.                                                                              0
22376                  Feet HQ, Inc.                                                                           87,336
22377                  FA HQ, Inc.                                                                              9,833
22378                  AP LLC                                                                                       0
27000                  MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                               0
27001                  MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                           0
27002                  MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                                0
27003                  MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                         0
27004                  MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                     0
27005                  MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                           0
27006                  MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                      75
27007                  MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                              75
27008                  MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                                   0
27009                  MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                             75

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27010                  MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                            0
27011                  MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                          20
27012                  MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                            75
27013                  MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                    0
27014                  MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                         75
27015                  MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                              0
27016                  MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                              0
27017                  MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                    0
27018                  MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                           60
27019                  MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                                0
27020                  MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                   0
27021                  MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                         263
27022                  MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                           169
27023                  MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                             0
27024                  MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                                0
27025                  MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                               289
27026                  MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                          326
27027                  MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                              342
27028                  MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                       262
27029                  MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                              0
27030                  MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                   0
27031                  MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                               75
27032                  MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                              0
27033                  MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                              0
27034                  MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                                0
27035                  MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                     0
27036                  MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                            0
27037                  MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                                 0
27038                  MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                                0
27039                  MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                            0
27040                  SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                        0
27041                  SHOE ZONE #8415                                                                              0
27042                  MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                          333
27043                  SHOE ZONE #8414                                                                              0
27044                  MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                          259
27045                  SHOE ZONE FAIRWAY CENTER, INC.                                                               0
27046                  SHOE ZONE #8418                                                                              0
27047                  SHOE ZONE 8432, INC.                                                                         9
27048                  MELDISCO/PAY LESS YELM, WA., INC.                                                          134
27049                  MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                               72
27050                  SHOE ZONE 8439, INC.                                                                        10
27051                  MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                      101
27052                  MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                       7,837
27053                  MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                       95
27054                  MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                          214
27056                  MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                            109
27057                  SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                              0
27058                  SHOE ZONE #8412                                                                              0
27059                  MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                           311

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27060                  MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                    324
27061                  MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                   213
27062                  SHOE ZONE 8428, INC.                                                                        10
27063                  SHOE ZONE 8421, INC.                                                                         9
27064                  MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                           165
27065                  MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                               0
27067                  SHOE ZONE 8436, INC.                                                                         9
27068                  WESTHEIMER SHOE ZONE, INC.                                                                   0
27069                  SHOE ZONE 8433, INC.                                                                         9
27070                  MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                                 0
27071                  MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                           299
27072                  MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                       164
27073                  MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                                   177
27074                  MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                    223
27075                  SUNLAND SHOE ZONE, INC.                                                                      0
27076                  SHOE ZONE #8400                                                                              0
27077                  SHOE ZONE #8401                                                                              0
27078                  SHOE ZONE #8402                                                                              0
27079                  SHOE ZONE #8403                                                                              0
27080                  MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                           350
27081                  SHOE ZONE #8419                                                                              0
27082                  SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                                 2
27083                  MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                            392
27084                  SHOE ZONE #8406                                                                              0
27085                  SHOE ZONE #8404                                                                              0
27086                  SHOE ZONE #8407                                                                              2
27087                  SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                          0
27088                  SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                                0
27089                  SHOE ZONE 8435, INC.                                                                         9
27090                  MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                             428
27091                  SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                             0
27092                  MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                           0
27093                  MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                   0
27094                  MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                   0
27095                  MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                            0
27096                  MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                        0
27097                  MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                               0
27098                  MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                            0
27099                  MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                   0
27100                  MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                  0
27101                  MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                                 0
27102                  MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                                 0
27103                  MELDISCO/PAY LESS SANDY, UT., INC.                                                         161
27104                  MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                            0
27105                  MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                   0
27106                  MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                                 0
27107                  MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                                1
27108                  MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                          0
27109                  MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27110                  MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                   100
27111                  MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                             0
27112                  MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                        0
27113                  MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                               0
27114                  MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                           120
27115                  MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                           0
27116                  KLECKLEY AVENUE SHOE ZONE, INC.                                                              0
27117                  MELDISCO - MCE 100 MAIN ST., NY., INC.                                                       9
27118                  MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                      0
27119                  MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                  59
27120                  MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                    0
27121                  MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                                 0
27122                  MELDISCO - GORD 4401 27TH ST., IL., INC.                                                   100
27123                  MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                             59
27124                  MELDISCO - GORD 4600 VINE ST., NE., INC.                                                     0
27125                  MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                               0
27126                  BELLAIRE GESSNER SHOE ZONE, INC.                                                             0
27127                  MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                  0
27128                  SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                            0
27129                  MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                  0
27130                  MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                  0
27131                  MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                              59
27132                  MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                                0
27133                  MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                    0
27134                  MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                    0
27135                  MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                       59
27136                  MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                   0
27137                  MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                                59
27138                  MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                                 0
27139                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                                   0
27140                  MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                                0
27141                  MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                                 0
27142                  MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                              0
27143                  MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                           0
27144                  MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                    110
27145                  MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                            376
27146                  MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                           138
27147                  MELDISCO/PAY LESS CANBY, OR., INC.                                                         223
27148                  MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                      289
27149                  MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                                84
27150                  MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                           316
27151                  MELDISCO/PAY LESS BREMERTON, WA., INC.                                                     266
27152                  MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                    76
27153                  MELDISCO/PAY LESS BLAINE, WA., INC.                                                        371
27154                  MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                               324
27155                  MELDISCO/PAY LESS ASHLAND, OR., INC.                                                       376
27156                  MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                   208
27157                  MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                    136
27158                  MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                         154

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27159                  MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                          231
27160                  MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                           395
27161                  MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                              114
27162                  MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                              171
27163                  MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                             0
27164                  MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                  0
27165                  MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                                 0
27166                  MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                             0
27167                  MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                          301
27168                  MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                              192
27169                  MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                                213
27170                  MELDISCO - MCE 420 FULTON ST., NY., INC.                                                     0
27171                  MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                                 0
27172                  MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                       166
27173                  MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                           201
27174                  MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                                 0
27175                  MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                  0
27176                  MELDISCO/PAY LESS ANACORTES, WA., INC.                                                     377
27177                  MELDISCO/PAY LESS ALOHA, OR., INC.                                                         348
27178                  MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                      208
27179                  MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                                336
27180                  Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                   0
27181                  MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                   200
27182                  MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                                0
27183                  MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                                210
27184                  MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                          0
27185                  MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                         0
27186                  MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                             388
27187                  MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                        0
27188                  ROCKLAND PLAZA SHOE ZONE, INC.                                                               0
27189                  NORTHLINE MALL SHOE ZONE, INC.                                                               0
27190                  MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                              100
27191                  MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                                 0
27192                  MELDISCO - MCW 414 K ST., CA., INC.                                                          0
27193                  MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                            0
27194                  MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                   0
27195                  MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                         0
27196                  SHARPSTOWN SHOE ZONE, INC.                                                                   0
27197                  MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                          122
27198                  MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                               339
27199                  MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                    201
27200                  MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                  309
27201                  MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                                 0
27202                  MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                               0
27203                  MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                  0
27204                  MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                            0
27205                  MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                               0
27206                  MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                  0
27207                  MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27208                  MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                       401
27209                  MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                         392
27210                  MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                               145
27211                  MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                                361
27212                  MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                          271
27213                  MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                            461
27214                  MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                               197
27215                  MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                            449
27216                  MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                       164
27217                  MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                            297
27218                  MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                            108
27219                  MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                            47
27220                  MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                                 0
27221                  MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                  0
27222                  MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                             0
27223                  MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                       100
27224                  MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                                   327
27225                  MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                               406
27226                  MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                          304
27227                  MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                           249
27228                  MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                  0
27229                  MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                                 399
27230                  MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                        249
27231                  MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                                0
27232                  MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                  152
27233                  MELDISCO/PAY LESS PULLMAN, WA., INC.                                                       428
27234                  MELDISCO/PAY LESS RENTON, WA., INC.                                                          0
27235                  MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                      0
27236                  MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                              0
27237                  MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                                0
27238                  MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                               0
27239                  MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                                 0
27240                  MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                   0
27241                  MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                      0
27242                  MELDISCO/PAY LESS STANWOOD, WA., INC.                                                      374
27243                  MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                             410
27244                  MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                        301
27245                  MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                                 723
27246                  MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                             78
27247                  MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                          553
27248                  MELDISCO/PAY LESS 12TH ST, CO., INC.                                                        43
27249                  MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                           311
27250                  MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                            339
27251                  MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                                 465
27252                  MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                              293
27253                  MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                            386
27254                  MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                             242
27255                  MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                         352
27256                  MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                         576

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27257                  MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                  134
27258                  MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                    195
27259                  MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                   439
27260                  MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                            244
27261                  MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                                439
27262                  MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                               225
27263                  MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                             345
27264                  MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                               420
27265                  MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                              187
27266                  MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                                218
27267                  MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                             271
27268                  MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                         250
27269                  MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                           170
27270                  MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                              249
27271                  MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                           261
27272                  MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                  0
27273                  MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                        172
27274                  MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                            155
27275                  MELDISCO/PAY LESS YUMA, AZ., INC.                                                          451
27276                  MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                           377
27277                  MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                              402
27278                  MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                             304
27279                  MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                                 328
27280                  MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                                   632
27281                  MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                                  188
27282                  MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                      242
27283                  MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                                377
27284                  MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                     258
27285                  MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                                381
27286                  MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                                 245
27287                  MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                                152
27288                  MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                        212
27289                  MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                           121
27290                  MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                                80
27291                  MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                   57
27292                  MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                              637
27293                  MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                               305
27294                  MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                       39
27295                  MELDISCO/PAY LESS LITTLETON, CO., INC.                                                     173
27296                  MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                  0
27297                  MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                                 0
27298                  MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                           373
27299                  MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                              337
27300                  MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                                  374
27301                  MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                                 261
27302                  MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                    0
27303                  MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                            368
27304                  Galleria Pavilion Feet, Inc.                                                                 0
27305                  MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                               225

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27306                  MELDISCO K-M MCGALLIARD RD IND INC                                                       6,870
27307                  MELDISCO K-M LANCASTER, OHIO, INC.                                                       9,677
27308                  MELDISCO K-M MIAMI, FLA., INC.                                                          18,285
27309                  MELDISCO K-M MADAWASKA, MAINE, INC.                                                      4,567
27310                  MELDISCO K-M MARATHON, FLA., INC.                                                       10,013
27311                  MELDISCO K-M MARTINEZ, GA., INC.                                                         7,154
27312                  MELDISCO K-M JESUP, GA., INC.                                                            6,469
27313                  MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                              10,077
27314                  MELDISCO K-M HURON, S.D., INC.                                                           4,237
27315                  MELDISCO K-M HOLYOKE, MASS., INC.                                                        9,566
27316                  MELDISCO K-M HIGHWAY 58, TENN., INC.                                                     5,362
27317                  MELDISCO K-M CONNERSVILLE IND INC                                                        4,691
27318                  MELDISCO K-M LACEY, WASH., INC.                                                          8,252
27319                  MELDISCO K-M KINGMAN, ARIZ., INC.                                                        9,865
27320                  MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                      5,785
27321                  MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                               6,376
27322                  MELDISCO K-M MOORESTOWN, N.J., INC.                                                     20,571
27323                  MELDISCO K-M LAKE ST., MINN., INC.                                                      16,671
27324                  MELDISCO K-M DEPEW, N.Y., INC.                                                          13,351
27325                  MELDISCO K-M DAVENPORT, IA., INC.                                                        3,897
27326                  MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                                  8,960
27327                  MELDISCO K-M FRANKFORT, KY., INC.                                                        4,765
27328                  MELDISCO K-M FAIRHAVEN, MASS., INC.                                                      8,402
27329                  MELDISCO K-M ELKTON, MD., INC.                                                           4,793
27330                  MELDISCO K-M DOUGLASVILLE, GA., INC.                                                     8,097
27331                  MELDISCO K-M SMITHFIELD, N.C., INC.                                                      5,470
27332                  MELDISCO K-M HERTEL AVE., N.Y., INC.                                                    13,304
27333                  MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                                  4,681
27334                  MELDISCO K-M SPRINGFIELD, ORE., INC.                                                         0
27335                  MELDISCO K-M SOLON, OHIO, INC.                                                           7,269
27336                  MELDISCO K-M ALGONA, IOWA, INC.                                                          5,051
27337                  CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                   7,858
27338                  MELDISCO K-M WOODBURY AVE., N.H., INC.                                                   4,157
27339                  MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                              6,232
27340                  MELDISCO K-M SUPERIOR, WISC., INC.                                                       4,507
27341                  MELDISCO K-M ANAHEIM, CAL., INC.                                                        12,135
27342                  MELDISCO K-M BEAUFORT, S.C., INC.                                                        8,987
27343                  MELDISCO K-M AURORA AVE., WASH., INC.                                                    9,878
27344                  MELDISCO K-M ARAMINGO AVE., PA., INC.                                                   19,302
27345                  MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                               222
27346                  MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                             88
27347                  MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                          194
27348                  MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                               154
27349                  MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                                 333
27350                  MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                           255
27351                  MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                         322
27352                  MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                       85
27353                  MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                               0
27354                  MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                            436

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27355                  MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                              179
27356                  MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                      355
27357                  MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                        224
27358                  MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                             394
27359                  MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                             325
27360                  MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                            342
27361                  MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                             142
27362                  MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                               583
27363                  MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                            205
27364                  MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                               307
27365                  MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                              348
27366                  MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                          365
27367                  MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                             293
27368                  MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                        120
27369                  MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                             380
27370                  MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                               317
27371                  MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                            321
27372                  MELDISCO/PAY LESS EDMONDS, WA., INC.                                                       315
27373                  MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                        327
27374                  MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                           366
27375                  MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                          35
27376                  MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                            270
27377                  MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                               213
27378                  MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                    195
27379                  MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                          368
27380                  MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                           261
27381                  MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                             283
27382                  MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                      275
27383                  MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                                 318
27384                  MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                       189
27385                  MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                        136
27386                  MELDISCO/PAY LESS SEASIDE, OR., INC.                                                       916
27387                  MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                                  443
27388                  MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                       209
27389                  MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                     40
27390                  MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                  299
27391                  MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                          215
27392                  MELDISCO/PAY LESS 7000 SO., UT., INC.                                                      349
27393                  MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                             60
27394                  MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                              302
27395                  MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                             282
27396                  MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                         101
27397                  MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                       325
27398                  MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                              381
27399                  MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                         414
27400                  MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                             417
27401                  MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                  225
27402                  MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                      0
27403                  MELDISCO/PAY LESS 3300 SO., UT., INC.                                                      326

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27404                  MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                                406
27405                  MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                                220
27406                  MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                            319
27407                  MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                     385
27408                  MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                    306
27409                  MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                               256
27410                  MELDISCO/PAY LESS SEDONA, AZ., INC.                                                        780
27411                  MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                    456
27412                  MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                                  224
27413                  MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                       0
27414                  MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                    390
27415                  MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                  239
27416                  MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                         194
27417                  MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                          165
27418                  MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                           133
27419                  MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                          139
27420                  MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                           139
27421                  MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                             165
27422                  MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                             775
27423                  MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                           279
27424                  MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                           415
27425                  MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                  119
27426                  MELDISCO/PAY LESS LACEY, WA., INC.                                                         170
27427                  MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                      213
27428                  MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                     62
27429                  MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                                  420
27430                  MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                                  222
27431                  MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                   152
27432                  MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                            276
27433                  MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                         95
27434                  MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                                 219
27435                  MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                      279
27436                  MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                        81
27437                  MELDISCO/PAY LESS COLFAX, CO., INC.                                                        133
27438                  MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                     263
27439                  MELDISCO/PAY LESS BROADWAY, CO., INC.                                                        0
27440                  MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                         343
27441                  MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                           0
27442                  MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                         221
27443                  MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                       24
27444                  MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                            204
27445                  MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                           99
27446                  MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                              1,058
27447                  MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                                239
27448                  MELDISCO/PAY LESS CALDWELL, ID., INC.                                                      381
27449                  MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                     267
27450                  MELDISCO/PAY LESS BOULDER, CO., INC.                                                        85
27451                  MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                     284
27452                  MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                                 379

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27453                  MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                             142
27454                  MELDISCO/PAY LESS OREM, UT., INC.                                                          373
27455                  MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                                 537
27456                  MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                          271
27457                  MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                                  566
27458                  MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                               304
27459                  MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                            211
27460                  MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                     343
27461                  MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                             263
27462                  MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                                  0
27463                  MELDISCO/PAY LESS DENVER, CO., INC.                                                        185
27464                  MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                               219
27465                  MELDISCO/PAY LESS GREELEY, CO., INC.                                                         0
27466                  MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                             395
27467                  MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                         187
27468                  MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                              348
27469                  MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                          361
27470                  MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                       54
27471                  MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                              343
27472                  MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                    271
27473                  MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                                 284
27474                  MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                            277
27475                  MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                           140
27476                  MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                         236
27477                  MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                         188
27478                  MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                               218
27479                  MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                     84
27480                  MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                             443
27481                  MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                         985
27482                  MELDISCO/PAY LESS 28TH ST., CO., INC.                                                       97
27483                  MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                        172
27484                  MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                            234
27485                  MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                      128
27486                  MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                          128
27487                  MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                            375
27488                  MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                           218
27489                  MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                  126
27490                  MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                                83
27491                  MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                            186
27492                  MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                   184
27493                  MELDISCO/PAY LESS 24TH ST., UT., INC.                                                      284
27494                  MELDISCO/PAY LESS 635 EAST, UT., INC.                                                      209
27495                  MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                           100
27496                  MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                      166
27497                  MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                  320
27498                  MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                             362
27499                  MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                                500
27500                  Valley View Shopping Ctr. Footaction, Inc.                                                   0
27501                  Washington Footaction, Inc.                                                                  0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27502                  Southwest Center Footaction, Inc.                                                            0
27503                  MELDISCO K-M MURRELLS INLET, SC., INC.                                                   9,446
27504                  La Plaza Mall Footaction, Inc.                                                               0
27505                  BERKLEY MALL FOOTACTION, INC.                                                                0
27506                  Parkdale Mall Footaction, Inc.                                                               0
27507                  Ocean County Mall Footaction, Inc.                                                           0
27508                  Puente Hills Footaction, Inc.                                                                0
27509                  Mall of Americas Footaction, Inc.                                                          150
27510                  Mall St. Vincent Footaction, Inc.                                                            0
27511                  Forest Village Park Footaction, Inc.                                                         0
27512                  Washington Square Footaction, Inc.                                                           0
27513                  Acadiana Footaction, Inc.                                                                    0
27514                  Albany Mall Footaction, Inc.                                                                 0
27515                  Albuquerque Footaction, Inc.                                                                 0
27516                  Aurora Footaction, Inc.                                                                      0
27517                  Baldwin Hills Footaction, Inc.                                                               0
27518                  Bergen Footaction, Inc.                                                                      0
27519                  The Parks Footaction, Inc.                                                                 300
27520                  Stony Brook Footaction, Inc.                                                                 0
27521                  St. Louis Center Footaction, Inc.                                                           53
27522                  South Park Mall Footaction, Inc.                                                             0
27523                  COLUMBIA FOOTACTION, INC.                                                                    0
27524                  Collin Creek Footaction, Inc.                                                                0
27525                  Birchwood Mall Footaction, Inc.                                                              0
27526                  Hanes Mall Footaction, Inc.                                                                798
27527                  Tulsa Promenade Footaction, Inc.                                                             0
27528                  MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                                   9
27529                  Westfarms Open Country, Inc.                                                                 0
27530                  Cumberland Mall Footaction, Inc.                                                             0
27531                  Eagle Ridge Footaction, Inc.                                                               150
27532                  Almeda Footaction, Inc.                                                                      0
27533                  EASTLAND MALL FOOTACTION, INC.                                                               0
27534                  Edison Mall Footaction, Inc.                                                               150
27535                  Topanga Footaction, Inc.                                                                     0
27536                  So. Orange Ave. Open Country, Inc.                                                           0
27537                  MELDISCO K-M 901-99 MARKET ST., PA., INC.                                               14,403
27538                  MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                                9,194
27539                  White Plains Galleria Footaction, Inc.                                                       0
27540                  Willowbrook Mall Footaction, Inc.                                                            0
27541                  MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                              5,549
27542                  HOMEWOOD, ILL., MELDISCO K-M, INC.                                                      24,984
27543                  BELLEVILLE, IL., MELDISCO K-M, INC.                                                      5,809
27544                  Madison Square Mall Footaction, Inc.                                                         0
27545                  The Plaza Footaction, Inc.                                                                  38
27546                  Rio-West Mall Footaction, Inc.                                                               0
27547                  Rock Hill Mall Footaction, Inc.                                                              0
27548                  Signal Hill Mall Footaction, Inc.                                                            0
27549                  Las Americas Footaction, Inc.                                                                0
27550                  16300 HARLEM, IL., MELDISCO K-M, INC.                                                   19,557

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27551                  CRESTWOOD, IL., MELDISCO K-M, INC.                                                       3,912
27552                  MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                            11,412
27553                  MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                                 13,324
27554                  MELDISCO K-M 200 KENT LANDING, MD., INC.                                                 6,628
27555                  MELDISCO K-M 19TH ST., TX., INC.                                                        10,590
27556                  COURT ST., ILL., MELDISCO K-M, INC.                                                     10,866
27557                  MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                  22,951
27558                  MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                                13,152
27559                  MELDISCO K-M 400 WESTERN AVE., MA., INC.                                                 8,913
27560                  MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                                 9,051
27561                  MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                             12,535
27562                  MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                                 9,416
27563                  MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                                5,881
27564                  MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                            9,160
27565                  MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                              20,656
27566                  MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                            8,270
27567                  MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                              27,008
27568                  MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                              15,330
27569                  MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                              16,184
27570                  MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                             9,592
27571                  MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                             11,173
27572                  MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                  17,676
27573                  MELDISCO K-M 8TH ST., FL., INC.                                                         17,809
27574                  MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                          6,775
27575                  MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                            7,260
27576                  MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                   7,132
27577                  MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                              74,975
27578                  MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                             10,327
27579                  MELDISCO K-M 104 DANBURY RD., CT., INC.                                                     75
27580                  MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                               9,117
27581                  MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                     6,656
27582                  MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                          7,979
27583                  MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                   22,614
27584                  CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                             13,202
27585                  MELDISCO K-M 511 W. SANILAC, MI., INC.                                                   9,195
27586                  MELDISCO K-M MIDWAY PARK, N.C., INC.                                                     7,007
27587                  MELDISCO K-M 480 WEST ST., N.H., INC.                                                    6,289
27588                  MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                           9,558
27589                  MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                                10,994
27590                  MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                            12,174
27591                  MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                                10,580
27592                  MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                            15,903
27593                  MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                                8,355
27594                  MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                               3,031
27595                  MELDISCO K-M 10501 PINES BLVD., FL., INC.                                               15,505
27596                  MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                    10,361
27597                  MELDISCO K-M MITCHELL, S.D., INC.                                                        5,242
27598                  MELDISCO K-M LOS BANOS, CA., INC.                                                        9,461
27599                  MELDISCO K-M LUFKIN, TX., INC.                                                           5,190

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27600                  MELDISCO K-M LUMBERTON, N.C., INC.                                                       7,775
27601                  MELDISCO K-M LOCK HAVEN, PA., INC.                                                       7,289
27602                  MELDISCO K-M LONG BEACH, MS., INC.                                                       8,900
27603                  MELDISCO K-M LORAIN, OH., INC.                                                          10,751
27604                  MELDISCO K-M LARAMIE, WY., INC.                                                          3,843
27605                  MELDISCO K-M MALONE, N.Y., INC.                                                          5,864
27606                  MELDISCO K-M MAPLEWOOD, MO., INC.                                                        9,685
27607                  MELDISCO K-M MARKET PLACE, AL., INC.                                                     6,657
27608                  MELDISCO K-M MARSHALL, MN., INC.                                                         4,807
27609                  FOREST PARK, IL., MELDISCO K-M, INC.                                                    13,627
27610                  FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                                7,452
27611                  MELDISCO K-M 875 EAST "H" ST., CA., INC.                                                11,778
27612                  MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                         26,444
27613                  MELDISCO K-M MONROE, N. C., INC.                                                        11,953
27614                  MELDISCO K-M WEST 3RD ST IND INC                                                         9,324
27615                  MELDISCO K-M GROVE CITY, OH., INC.                                                      10,707
27616                  MELDISCO K-M 2828 N BROADWAY IND INC                                                     6,787
27617                  MELDISCO K-M BROOKLAWN, N.J., INC.                                                      11,857
27618                  MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                                 13,376
27619                  MELDISCO K-M WEBSTER, MASS., INC.                                                        8,631
27620                  MELDISCO K-M CLARION, PA., INC.                                                          5,375
27621                  MELDISCO K-M TULLAHOMA, TENN., INC.                                                      5,490
27622                  MELDISCO K-M THORNDALE, PA., INC.                                                        4,124
27623                  EFFINGHAM, ILL., MELDISCO K-M, INC.                                                      6,066
27624                  MELDISCO K-M CLEVELAND RD., GA., INC.                                                   10,264
27625                  STEGER, ILL., MELDISCO K-M, INC.                                                         9,291
27626                  MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                             9,633
27627                  MELDISCO K-M SPANISH FORK, UTAH, INC.                                                    5,026
27628                  MELDISCO K-M RHINELANDER, WISC., INC.                                                    3,432
27629                  MELDISCO K-M BARBERTON, OHIO, INC.                                                      10,382
27630                  BELVIDERE, ILL., MELDISCO K-M, INC.                                                      5,891
27631                  MELDISCO K-M MILFORD, CT., INC.                                                         13,976
27632                  MELDISCO K-M WADSWORTH, OHIO, INC.                                                       9,391
27633                  MELDISCO K-M EL PASO, TX., INC.                                                         19,085
27634                  MELDISCO K-M EPHRATA, PA., INC.                                                         10,505
27635                  MELDISCO K-M SOMERVILLE, MASS., INC.                                                    13,333
27636                  MELDISCO K-M MANDEVILLE, LA., INC                                                        8,428
27637                  MELDISCO K-M JONESBORO, ARK., INC.                                                       9,098
27638                  MELDISCO K-M HUNT RD., OHIO, INC.                                                        7,114
27639                  MELDISCO K-M LOVELAND, COLO., INC.                                                       7,643
27640                  SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                               9,698
27641                  VERMILION ST., ILL., MELDISCO K-M, INC.                                                  5,672
27642                  STERLING, ILL., MELDISCO K-M, INC.                                                       7,827
27643                  SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                    4,963
27644                  ROCKFORD, ILL., MELDISCO K-M, INC.                                                       6,870
27645                  QUINCY, ILL., MELDISCO K-M, INC.                                                         8,543
27646                  PERU TWP., ILL., MELDISCO K-M, INC.                                                      5,496
27647                  PEKIN ILL., MELDISCO K-M, INC.                                                           8,073
27648                  PALATINE, ILL., MELDISCO K-M, INC.                                                       5,253

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27649                  NAPERVILLE, ILL., MELDISCO K-M, INC.                                                     7,738
27650                  MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                                 11,637
27651                  MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                   7,364
27652                  MELDISCO K-M DEWITT, N.Y., INC.                                                         13,397
27653                  MELDISCO K-M DIVISION ST. W. VA., INC.                                                   6,780
27654                  MELDISCO K-M DONELSON, TENN, INC.                                                        8,948
27655                  MELDISCO K-M DOTHAN, ALA., INC.                                                          7,841
27656                  MELDISCO K-M DOVER, DEL., INC.                                                           8,632
27657                  MELDISCO K-M DULUTH, MINN., INC.                                                         4,189
27658                  MELDISCO K-M E. 51ST ST., OKLA., INC.                                                    7,769
27659                  MELDISCO K-M E. BALTIMORE ST., MD., INC.                                                15,986
27660                  MELDISCO K-M E. BROAD ST., ALA., INC.                                                    6,775
27661                  MELDISCO K-M E. HIGH ST., PA., INC.                                                      6,223
27662                  MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                   12,106
27663                  MELDISCO K-M E. MARIPOSA RD., CA., INC.                                                 10,353
27664                  MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                       8,394
27665                  MELDISCO K-M ENID, OKLA., INC.                                                           7,685
27666                  MELDISCO K-M EXTON, PA., INC.                                                            5,727
27667                  MELDISCO K-M CLEMENTON, N.J., INC.                                                       9,637
27668                  MELDISCO K-M COLISEUM BLVD N IND INC                                                    10,026
27669                  MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                    965
27670                  MELDISCO K-M CONCORD AVE., CALIF., INC.                                                 11,506
27671                  MELDISCO K-M CORAOPOLIS, PA., INC.                                                       7,172
27672                  MELDISCO K-M CORONA, CALIF., INC.                                                        5,833
27673                  MELDISCO K-M CORUNNA, MICH., INC.                                                        4,475
27674                  MELDISCO K-M CROFTON, MD., INC.                                                         11,012
27675                  MELDISCO K-M CROMWELL, CONN., INC.                                                      14,307
27676                  MELDISCO K-M DALTON, GA., INC.                                                           7,141
27677                  MELDISCO K-M DAWSON RD., GA., INC.                                                      11,175
27678                  MELDISCO K-M DAYTON, OHIO, INC.                                                          7,718
27679                  Lafayette Feet, Inc.                                                                         0
27680                  Springfield Feet, Inc.                                                                       0
27681                  Shreveport Feet, Inc.                                                                        0
27682                  Laredo Feet, Inc.                                                                            0
27683                  Covington Feet, Inc.                                                                         0
27684                  Ft. Myers Feet, Inc.                                                                         0
27685                  Morrow Feet, Inc.                                                                           60
27686                  Mesquite Feet, Inc.                                                                          0
27687                  New Orleans Feet, Inc.                                                                       0
27688                  La Mesa Feet, Inc.                                                                           0
27689                  Tempe Feet, Inc.                                                                            45
27690                  San Diego Feet, Inc.                                                                        25
27691                  Hialeah Feet, Inc.                                                                         150
27692                  Houston Feet, Inc.                                                                           0
27693                  Almeda Feet, Inc.                                                                            0
27694                  East Towne Mall Feet, Inc.                                                                   0
27695                  Aventura Feet, Inc.                                                                        150
27696                  Oklahoma City Feet, Inc.                                                                     0
27697                  Savannah Feet, Inc.                                                                         60

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27698                  Little Rock Feet, Inc.                                                                     150
27699                  Vista Feet, Inc.                                                                            25
27700                  Austell Feet, Inc.                                                                           0
27701                  West Palm Feet, Inc.                                                                       150
27702                  Brownsville Feet, Inc.                                                                       0
27703                  Hurst Feet, Inc.                                                                             0
27704                  Riverchase Feet, Inc.                                                                      283
27705                  Whitehall Feet, Inc.                                                                         0
27706                  Princeton Feet, Inc.                                                                         0
27707                  Southwest Freeway Feet, Inc.                                                                 0
27708                  Daytona Beach Feet, Inc.                                                                   150
27709                  Alpharetta Feet, Inc.                                                                        0
27710                  MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                               40
27711                  Desert Ridge Feet, Inc.                                                                      0
27712                  Montgomery Feet, Inc.                                                                        0
27713                  Norman Feet, Inc.                                                                            0
27714                  MELDISCO K-M MURDOCK, FL., INC.                                                         13,127
27715                  MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                                8,219
27716                  MELDISCO K-M MISSION, TX., INC.                                                         18,621
27717                  MELDISCO K-M MILFORD, MI., INC.                                                          7,590
27718                  MELDISCO K-M MOJAVE, CA., INC.                                                           8,862
27719                  MELDISCO K-M MT. VERNON, OHIO, INC.                                                      6,106
27720                  MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                           10,483
27721                  MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                               5,926
27722                  MELDISCO K-M 453 E. MAIN ST., GA., INC.                                                 10,086
27723                  CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                                22,181
27724                  MELDISCO K-M BAD AXE, MICH., INC.                                                        5,515
27725                  GALESBURG, ILL., MELDISCO K-M, INC.                                                      7,211
27726                  CHICAGO, ILL., MELDISCO K-M, INC.                                                       20,655
27727                  MCHENRY, IL., MELDISCO K-M , INC.                                                        5,766
27728                  CANTON, ILL., MELDISCO K-M, INC.                                                         5,121
27729                  1880 S.W. AVE., IL., MELDISCO K-M INC.                                                   7,416
27730                  MELDISCO K-M 610 ROUTE 940 PA., INC.                                                     5,041
27731                  MELDISCO K-M 5TH ST. HWY., PA., INC.                                                    10,063
27732                  MELDISCO K-M 723 3RD AVE., IN., INC.                                                     6,848
27733                  MELDISCO K-M GAYLORD, MICH., INC                                                         7,021
27734                  MELDISCO K-M RICE LAKE, WISC., INC.                                                      5,500
27735                  MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                               5,667
27736                  MELDISCO K-M 625 HWY. #136, WI., INC.                                                    5,721
27737                  MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                                7,208
27738                  MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                             17,565
27739                  MELDISCO K-M 815 E. INNES ST., NC., INC.                                                 8,096
27740                  MELDISCO K-M 830 MAIN ST., ME., INC.                                                     2,741
27741                  MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                   7,538
27742                  MELDISCO K-M 27TH AVE., FL., INC.                                                        8,992
27743                  MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                          5,846
27744                  MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                   8,765
27745                  MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                                9,546
27746                  2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                             8,346

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27747                  ASHLAND AVE., IL., MELDISCO K-M, INC.                                                   18,488
27748                  MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                              7,520
27749                  MACOMB, ILL., MELDISCO K-M, INC.                                                         4,987
27750                  MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                                7,084
27751                  MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                              9,287
27752                  MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                                 7,606
27753                  MELDISCO K-M 1250 PERRY ST., MI., INC.                                                   7,094
27754                  MELDISCO K-M 103 OAK AVE., WI., INC.                                                     4,393
27755                  MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                       0
27756                  MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                             6,165
27757                  MELDISCO K-M 50TH & WADENA, MN., INC.                                                    6,521
27758                  MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                          9,550
27759                  MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                    4,734
27760                  MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                                  9,132
27761                  MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                    6,081
27762                  MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                         10,766
27763                  MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                                 13,046
27764                  MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                          12,500
27765                  MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                     7,678
27766                  MELDISCO K-M RANDOLPH ST., N.C., INC.                                                    4,846
27767                  MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                   8,180
27768                  MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                               8,107
27769                  MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                               9,851
27770                  MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                      7,542
27771                  MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                          7,955
27772                  MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                                7,849
27773                  MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                        12,905
27774                  MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                         6,085
27775                  MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                     7,821
27776                  MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                     13,465
27777                  MELDISCO K-M SALISBURY, MD., INC.                                                        4,742
27778                  SHOE ZONE #8437, INC.                                                                        9
27779                  MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                      7,205
27780                  MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                                 12,370
27781                  MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                   10,588
27782                  MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                              8,021
27783                  MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                                8,966
27784                  MILES SHOES MELDISCO BAY CITY, MICH., INC.                                               9,247
27785                  MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                       9,080
27786                  MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                                 12,219
27787                  MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                       0
27788                  Gainesville Feet, Inc.                                                                       0
27789                  Kennesaw Feet, Inc.                                                                          0
27790                  Hollywood Feet, Inc.                                                                       150
27791                  Florida Mall Feet, Inc.                                                                    150
27792                  Fayetteville Feet, Inc.                                                                      0
27793                  Duluth Feet, Inc.                                                                           60
27794                  Chattanooga Feet, Inc.                                                                       0
27795                  Bannister Feet, Inc.                                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27796                  novusta Feet, Inc.                                                                           0
27797                  McAllen Feet, Inc.                                                                           0
27798                  Overland Park Feet, Inc.                                                                     0
27799                  Miami Feet, Inc.                                                                             0
27800                  Stonecrest Feet, Inc.                                                                    1,192
27801                  SAN YSIDRO FEET, INC.                                                                        0
27802                  San Antonio Feet, Inc.                                                                       0
27803                  Sunrise Feet, Inc.                                                                         150
27804                  The Forum at Olympia Parkway Feet, Inc.                                                  2,701
27805                  Altamonte Springs Feet, Inc.                                                                 0
27806                  Galleria Feet, Inc.                                                                          0
27807                  Antioch Feet, Inc.                                                                           0
27808                  River Ridge Feet, Inc.                                                                       0
27809                  Quebec Square Feet, Inc.                                                                     0
27810                  Huntsville Feet, Inc.                                                                        0
27811                  Market Plaza Feet, Inc.                                                                    150
27812                  Memphis Feet, Inc.                                                                           0
27813                  MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                     8,113
27814                  MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                   12,352
27815                  MELDISCO K-M WILLOW ST., PA., INC.                                                       8,628
27816                  MELDISCO K-M RIVERTON, WYO., INC.                                                        5,711
27817                  MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                                 5,962
27818                  MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                                6,449
27819                  MELDISCO K-M MT. PLEASANT, PA., INC.                                                     9,238
27820                  MELDISCO K-M MAAG AVE., CA., INC.                                                       11,942
27821                  MELDISCO K-M MACON, GA., INC.                                                            8,851
27822                  Southwyck Fan Club, Inc.                                                                     0
27823                  MELDISCO K-M MADISON, N.C., INC.                                                         4,567
27824                  MELDISCO K-M MAIN ST., CA., INC.                                                        10,576
27825                  MELDISCO K-M MALL DRIVE, OH., INC.                                                       6,976
27826                  MELDISCO K-M LOS ANGELES, CA., INC.                                                     29,843
27827                  MELDISCO K-M LANCASTER, S.C., INC.                                                       6,197
27828                  MELDISCO K-M N. BROAD ST., N.C., INC.                                                    5,751
27829                  MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                   9,462
27830                  MELDISCO K-M LUTZ, FL., INC.                                                             6,353
27831                  PARKCHESTER FOOTACTION, INC.                                                                 0
27832                  MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                                 0
27833                  MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                                  7,278
27834                  MELDISCO K-M CLAYTON RD., CA., INC.                                                     11,392
27835                  MELDISCO K-M CHESAPEAKE, VA., INC.                                                       7,258
27836                  MELDISCO K-M CAMARILLO, CA., INC.                                                        9,920
27837                  MELDISCO K-M BROOMFIELD, COLO, INC.                                                      6,939
27838                  MELDISCO K-M BEMIDJI, MINN., INC.                                                        4,640
27839                  MELDISCO K-M BELLEVILLE, N.J., INC.                                                     23,646
27840                  MELDISCO K-M BECKLEY W. VA., INC.                                                        7,234
27841                  Security Square Mall Footaction, Inc.                                                        0
27842                  San Jacinto Footaction, Inc.                                                                 0
27843                  Salmon Run Fan Club, Inc.                                                                    0
27844                  Rockaway Open Country, Inc.                                                                  0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27845                  Rivergate Mall Footaction, Inc.                                                              0
27846                  Parmatown Fan Club, Inc.                                                                     0
27847                  Paterson Main Footaction, Inc.                                                             172
27848                  Southland Terrace Footaction, Inc.                                                           0
27849                  Southland Mall Footaction, Inc.                                                              0
27850                  Providence County Fan Club, Inc.                                                             0
27851                  Post Oak Mall Footaction, Inc.                                                               0
27852                  Pico Rivera Footaction, Inc.                                                                 0
27853                  PHILADELPHIA FOOTACTION, INC.                                                               64
27854                  Permian Mall Footaction, Inc.                                                                0
27855                  Pecanland Mall Footaction, Inc.                                                             31
27856                  Studio Village Footaction, Inc.                                                              0
27857                  Staten Island Fan Club, Inc.                                                            11,552
27858                  Springfield Mall Footaction, Inc.                                                            0
27859                  Northwoods Mall Footaction, Inc.                                                             0
27860                  Swansea Fan Club, Inc.                                                                       0
27861                  Sunrise Footaction, Inc.                                                                     0
27862                  MELDISCO K-M BRADENTON, FLA., INC.                                                      10,782
27863                  MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                                7,528
27864                  MELDISCO K-M CAPE CORAL, FLA., INC.                                                     10,031
27865                  MELDISCO K-M VERO BEACH, FLA., INC.                                                     12,390
27866                  MELDISCO K-M BATH, N.Y., INC.                                                            8,897
27867                  MELDISCO K-M JERSEY CITY, N.J., INC.                                                    23,199
27868                  LOCKPORT, ILL., MELDISCO K-M, INC.                                                       4,349
27869                  MELDISCO K-M FT. SMITH, ARK., INC.                                                       7,450
27870                  MELDISCO K-M GREENWICH, N.Y., INC.                                                       3,328
27871                  MELDISCO K-M CALHOUN, GA., INC.                                                          8,672
27872                  MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                               4,839
27873                  MELDISCO K-M ARTESIA, N. M., INC.                                                        7,376
27874                  MELDISCO K-M XENIA, OHIO, INC.                                                           6,504
27875                  MELDISCO K-M REXBURG, IDAHO, INC.                                                        5,537
27876                  MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                   5,030
27877                  MELDISCO K-M ONTARIO,CA., INC.                                                          14,062
27878                  MELDISCO K-M GRETNA, LA., INC.                                                          11,154
27879                  MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                     3,718
27880                  MELDISCO K-M SHAWNEE, OKLA., INC.                                                        7,553
27881                  Summit Place Fan Club, Inc.                                                                  0
27882                  Northgate - Seattle Open Country, Inc.                                                       0
27883                  North Milwaukee Avenue Footaction, Inc.                                                      0
27884                  Newport Center Fan Club, Inc.                                                                0
27885                  Temple Footaction, Inc.                                                                      0
27886                  Tanglewood Mall R#14 Footaction, Inc.                                                        0
27887                  Media City Fan Club, Inc.                                                                    0
27888                  MEMORIAL CITY UPRISE, INC.                                                                   0
27889                  Melbourne Square Fan Club, Inc.                                                            150
27890                  Montebello Fan Club, Inc.                                                                    0
27891                  Montclair Fan Club, Inc.                                                                     0
27892                  Miami International Fan Club, Inc.                                                         150
27893                  Mesilla Valley Mall Footaction, Inc.                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27894                  Menlo Park Thom McAn, Inc.                                                                   0
27895                  Richland Mall Footaction, Inc.                                                               0
27896                  Raleigh Springs Footaction, Inc.                                                             0
27897                  The Landings Footaction, Inc.                                                               20
27898                  Wrigley Marketplace Footaction, Inc.                                                         0
27899                  Eastpoint Mall Footaction, Inc.                                                              0
27900                  Footaction Gulfgate Mall, Inc.                                                               0
27901                  White Marsh Open Country, Inc.                                                               0
27902                  ARLINGTON UPRISE, INC.                                                                       0
27903                  Wiregrass Commons Footaction, Inc.                                                           0
27904                  WOODLANDS UPRISE, INC.                                                                       0
27905                  JESSAMINE FOOTACTION, INC.                                                                   0
27906                  Jefferson Village Footaction, Inc.                                                           0
27907                  Jefferson Footaction, Inc.                                                                  98
27908                  Iverson Mall Footaction, Inc.                                                                0
27909                  Hilltop Footaction, Inc.                                                                   500
27910                  MELDISCO K-M MCALLEN, TX., INC.                                                         16,524
27911                  MELDISCO K-M MAUSTON, WI., INC.                                                          6,155
27912                  MELDISCO K-M MARTELL, CA., INC.                                                          7,560
27913                  MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                    5,337
27914                  MELDISCO K-M EUREKA, CA, INC.                                                           10,764
27915                  MELDISCO K-M EL MONTE WAY, CA., INC.                                                    11,366
27916                  MELDISCO K-M ROCKLIN, CA., INC.                                                          7,414
27917                  MELDISCO K-M NASHVILLE, TN., INC.                                                       12,962
27918                  MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                    7,922
27919                  MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                              7,586
27920                  MELDISCO K-M METROTECH DR., VA., INC.                                                    8,722
27921                  MELDISCO K-M NATCHEZ, MS., INC.                                                          7,182
27922                  MELDISCO K-M FREEDOM, CALIF., INC.                                                      13,402
27923                  MELDISCO K-M GEORGETOWN, KY., INC.                                                       4,601
27924                  MELDISCO K-M FAUKNER RD., CA., INC.                                                      7,642
27925                  MELDISCO K-M FRANKLIN, N.C., INC.                                                       10,122
27926                  MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                              5,279
27927                  MELDISCO K-M ROANOKE, VA., INC.                                                          7,233
27928                  MELDISCO K-M NASHUA, NH., INC.                                                           7,455
27929                  MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                                0
27930                  MELDISCO K-M SAN GERMAN, P.R., INC.                                                     22,982
27931                  MELDISCO K-M SEBRING, FLA., INC.                                                         9,615
27932                  MELDISCO K-M SEMINOLE, FLA., INC.                                                       15,635
27933                  MELDISCO K-M ERIE HWY., OH., INC.                                                        9,814
27934                  MELDISCO K-M FAIRMONT, MN., INC.                                                         4,432
27935                  MELDISCO K-M DOUGLAS AVE., WI., INC.                                                     5,368
27936                  MELDISCO K-M DUNDAS, MN., INC.                                                           6,138
27937                  MELDISCO K-M DURHAM, NC., INC.                                                           8,082
27938                  MELDISCO K-M EDGEWOOD, PA., INC.                                                         8,010
27939                  MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                              13,950
27940                  MELDISCO K-M FONTANA, CA., INC.                                                         17,510
27941                  MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                              5,552
27942                  MELDISCO K-M DELL RANGE BLVD., WY., INC.                                                 5,537

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27943                  MELDISCO K-M DEVILS LK., N.D., INC.                                                      4,629
27944                  MELDISCO K-M ELKO, NV., INC.                                                             5,325
27945                  MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                              10,435
27946                  MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                                9,718
27947                  MELDISCO K-M SAN MATEO, CA., INC.                                                       15,707
27948                  MELDISCO K-M SANTA BARBARA, CA., INC.                                                   15,128
27949                  MELDISCO K-M SCOTT DEPOT, WV., INC.                                                      9,380
27950                  MELDISCO K-M MEDFORD, WI., INC.                                                          6,908
27951                  MELDISCO K-M MERAUX, LA., INC.                                                          13,084
27952                  MELDISCO K-M ROSEBURG, OR., INC.                                                         6,349
27953                  MELDISCO K-M N. COLUMBIA, GA., INC.                                                      4,831
27954                  MELDISCO K-M S. MADISON AVE., GA., INC.                                                  6,422
27955                  MELDISCO K-M N. COURT ST., OH., INC.                                                     7,981
27956                  MONTGOMERY, IL., MELDISCO K-M, INC.                                                      8,918
27957                  Eastland-Columbus Footaction, Inc.                                                           0
27958                  Seminary South Footaction, Inc.                                                              0
27959                  Regency Square Footaction, Inc.                                                            150
27960                  Elizabeth Footaction, Inc.                                                                   0
27961                  Baton Rouge Footaction, Inc.                                                                 0
27962                  Coddingtown Footaction, Inc.                                                                 0
27963                  Florin Center Footaction, Inc.                                                               0
27964                  Arsenal Footaction, Inc.                                                                     0
27965                  Florida Mall Footaction, Inc.                                                              150
27966                  Bakersfield Footaction, Inc.                                                               250
27967                  Beaver Mall Footaction, Inc.                                                                 0
27968                  Woodland Hills Footaction, Inc.                                                              0
27969                  Greenmount Footaction, Inc.                                                                  0
27970                  Mccreeless Mall Footaction, Inc.                                                             0
27971                  North Riverside Fan Club, Inc.                                                               0
27972                  Northgate - Durham Footaction, Inc.                                                          0
27973                  Brunswick Square Footaction, Inc.                                                            0
27974                  Burlington Center (N.J.) Footaction, Inc.                                                    0
27975                  Colonial Heights Footaction, Inc.                                                            0
27976                  CENTURY FOOTACTION, INC.                                                                 4,151
27977                  Southland-Hayward Footaction, Inc.                                                           0
27978                  Coral Square Footaction, Inc.                                                              150
27979                  Ross Park Mall Footaction, Inc.                                                              0
27980                  Braintree Footaction, Inc.                                                                   0
27981                  Belden Footaction, Inc.                                                                      0
27982                  Brazos Mall Footaction, Inc.                                                                 0
27983                  Granger Footaction, Inc.                                                                     0
27984                  Greenbrier Mall Footaction, Inc.                                                             0
27985                  Tacoma Mall Footaction, Inc.                                                                 0
27986                  Cheltenham Square Footaction, Inc.                                                           0
27987                  Oxford Valley Mall Footaction, Inc.                                                          0
27988                  MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                             0
27989                  Southern Park Footaction, Inc.                                                               0
27990                  Shannon Footaction, Inc.                                                                     0
27991                  Pearlridge Footaction, Inc.                                                                  0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27992                  Orange Park (FLA.) Footaction, Inc.                                                        150
27993                  Midland Park Footaction, Inc.                                                              122
27994                  Ridgedale Fan Club, Inc.                                                                     0
27995                  Peabody Open Country, Inc.                                                                 171
27996                  Chicago Ridge Footaction                                                                     0
27997                  Menlo Park Fan Club, Inc.                                                                    0
27998                  Merritt Island Footaction. Inc.                                                            150
27999                  Md., Wheaton Footaction, Inc.                                                                0
28000                  Biltmore Square Footaction, Inc.                                                             0
28001                  Harlem-Irving Footaction, Inc.                                                              10
28002                  Ingram Park Footaction, Inc.                                                                 0
28003                  Macon Mall Footaction, Inc.                                                                  0
28004                  Virginia Center Commons Footaction, Inc.                                                     0
28005                  Miami Flagler Footaction, Inc.                                                             150
28006                  CT Post Fan Club, Inc.                                                                       0
28007                  Covina (Cal.) Footaction, Inc.                                                               0
28008                  Christiana Footaction, Inc.                                                                 85
28009                  Manassas Footaction                                                                          0
28010                  Governor's Square Footaction, Inc.                                                         150
28011                  Sunland Park Footaction, Inc.                                                                0
28012                  Denton Footaction, Inc.                                                                      0
28013                  Broadway Footaction, Inc.                                                                    0
28014                  Cutler Ridge Mall Footaction, Inc.                                                         150
28015                  MELDISCO K-M CHEMLSFORD, MASS., INC.                                                    12,306
28016                  MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                              7,315
28017                  MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                    4,991
28018                  MELDISCO K-M CARROLL, IOWA, INC.                                                         5,203
28019                  MELDISCO K-M CANTON, GA., INC.                                                          11,060
28020                  MELDISCO K-M CAMDEN, S.C., INC.                                                          8,138
28021                  MELDISCO K-M BREVARD RD., N.C., INC.                                                     8,597
28022                  MELDISCO K-M BRIGHTON, COLO., INC.                                                       9,571
28023                  MELDISCO K-M BRYAN, OHIO, INC.                                                           4,811
28024                  MELDISCO K-M BUFORD, GA., INC.                                                          11,281
28025                  MELDISCO K-M BURBANK, CA., INC.                                                         15,774
28026                  MELDISCO K-M AUSTIN, MINN., INC.                                                         6,265
28027                  MELDISCO K-M ATWATER, CA., INC.                                                         10,265
28028                  MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                               10,651
28029                  MELDISCO K-M BURTON LANE, IN., INC.                                                      5,882
28030                  MELDISCO K-M BURLINGTON, WI., INC.                                                       4,450
28031                  MELDISCO K-M BURLINGTON, WA., INC.                                                       7,598
28032                  MELDISCO K-M BURLINGTON PIKE, KY., INC.                                                 10,239
28033                  MELDISCO K-M CALLAWAY, FLA., INC.                                                        6,498
28034                  MELDISCO K-M BUTTE, MT., INC.                                                            4,311
28035                  MELDISCO K-M CHESTER, VA., INC.                                                          6,134
28036                  MELDISCO K-M BLUEFIELD, W.VA., INC.                                                      8,644
28037                  MELDISCO K-M BONITA SPRINGS, FL., INC.                                                  13,665
28038                  MELDISCO K-M AMERICAN FORK, UT., INC.                                                    7,530
28039                  MELDISCO K-M ANOKA, MN., INC.                                                            7,652
28040                  MELDISCO K-M APPLE VALLEY, CA., INC.                                                    10,429

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28041                  MELDISCO K-M ARECIBO, PR., INC.                                                         27,186
28042                  MELDISCO K-M ARROYO GRANDE, CA., INC.                                                   10,233
28043                  MELDISCO K-M ASHTABULA, OHIO, INC.                                                       9,587
28044                  MELDISCO K-M ATASCADERO, CA., INC.                                                      11,073
28045                  MELDISCO K-M BLACKSBURG, VA., INC.                                                       6,418
28046                  MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                   12,857
28047                  MELDISCO K-M BELLEVIEW, FL., INC.                                                       10,665
28048                  MELDISCO K-M BELL AVE., WI., INC.                                                        6,965
28049                  MELDISCO K-M BANNING, CA., INC.                                                         12,700
28050                  MELDISCO K-M CHESTERTON IND INC                                                          4,663
28051                  MELDISCO K-M BALLWIN, MO., INC.                                                          8,713
28052                  MELDISCO K-M ASHEVILLE, N.C., INC.                                                       5,402
28053                  MELDISCO K-M NEW ALBANY IN INC                                                          11,796
28054                  MELDISCO K-M SPRINGFIELD, VA., INC.                                                      9,558
28055                  MELDISCO K-M RICHFIELD, UT., INC.                                                        4,262
28056                  MELDISCO K-M ST. PETERSBURG, FLA., INC.                                                 12,424
28057                  MELDISCO K-M RICHFIELD, MINN., INC.                                                      5,521
28058                  MELDISCO K-M WILLMAR, MINN., INC.                                                        4,532
28059                  MELDISCO K-M MAULDIN, S.C., INC.                                                         6,146
28060                  MELDISCO K-M WARREN, PA., INC.                                                           5,545
28061                  MELDISCO K-M FORT PAYNE, ALA., INC.                                                      6,969
28062                  MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                      8,941
28063                  MELDISCO K-M PORT ORANGE, FLA., INC.                                                     7,412
28064                  MELDISCO K-M KATELLA AVE., CA., INC.                                                    12,874
28065                  MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                                  8,394
28066                  MELDISCO K-M SOMERSET, N.J., INC.                                                       11,235
28067                  MELDISCO K-M INDIANA, PA., INC.                                                          6,674
28068                  MELDISCO K-M OAKDALE, MINN., INC.                                                        6,543
28069                  MELDISCO K-M ITHACA, N.Y., INC.                                                         10,704
28070                  MELDISCO K-M SOMERSET, KY., INC.                                                         8,983
28071                  MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                                 11,606
28072                  MELDISCO K-M UNION LAKE, MICH., INC.                                                     7,352
28073                  MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                            10,496
28074                  MELDISCO K-M DUBOIS, PA., INC.                                                           7,683
28075                  MELDISCO K-M TUCUMCARI, N. M., INC.                                                      5,331
28076                  MELDISCO K-M HIGH POINT, N.C., INC.                                                     10,227
28077                  MELDISCO K-M BAXTER, MINN., INC.                                                             0
28078                  MELDISCO K-M DEPTFORD, N.J., INC.                                                        6,794
28079                  MELDISCO K-M PALM BAY, FLA., INC.                                                       13,656
28080                  MELDISCO K-M SPRINGDALE, ARK., INC.                                                      5,948
28081                  MELDISCO K-M PHILADELPHIA, PA., INC.                                                    11,600
28082                  MELDISCO K-M LODI, N.J., INC.                                                           20,428
28083                  MELDISCO K-M CHEHALIS, WASH., INC.                                                       6,341
28084                  MELDISCO K-M BRADFORD, PA., INC.                                                            71
28085                  MELDISCO K-M CARY, N.C., INC.                                                            8,044
28086                  MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                                 10,034
28087                  MELDISCO K-M LODI, CA., INC.                                                             8,915
28088                  MELDISCO K-M TORRINGTON, CONN., INC.                                                     8,406
28089                  MELDISCO K-M DICKSON, TENN., INC.                                                        6,806

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28090                  MELDISCO K-M CULLMAN, ALA., INC.                                                         8,806
28091                  MELDISCO K-M NORTH BLVD., N.C., INC.                                                     6,708
28092                  MELDISCO K-M ROUTE 10, MISS., INC.                                                       5,786
28093                  MELDISCO K-M OREGON AVE., PA., INC.                                                     15,951
28094                  MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                   9,775
28095                  MELDISCO K-M BENSALEM, PA., INC.                                                        10,752
28096                  MELDISCO K-M N. TYLER ST., KS., INC.                                                     5,965
28097                  MELDISCO K-M PENSACOLA, FLA., INC.                                                       7,255
28098                  WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                                 5,731
28099                  MELDISCO K-M RAINBOW CITY, ALA., INC.                                                    5,354
28100                  MELDISCO K-M MISSION BELL, FLA., INC.                                                    7,893
28101                  MELDISCO K-M ATHENS, ALA., INC.                                                          9,004
28102                  MELDISCO K-M INDIANAPOLIS IN INC                                                         9,418
28103                  MELDISCO K-M LAYTON, UT., INC.                                                           8,033
28104                  MELDISCO K-M JASPER, ALA., INC.                                                         10,726
28105                  MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                              17,595
28106                  MELDISCO K-M HWY 51 N WISC., INC.                                                        7,446
28107                  MELDISCO K-M PINOLE, CA., INC.                                                          12,510
28108                  MELDISCO K-M GARFIELD, MICH., INC.                                                       8,056
28109                  MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                              3,322
28110                  MELDISCO K-M LOGAN, UTAH., INC.                                                          7,723
28111                  MELDISCO K-M AUBURN, CA., INC.                                                           8,840
28112                  MELDISCO K-M LEECHBURG, PA., INC.                                                        7,870
28113                  MELDISCO K-M PORTLAND, TX., INC.                                                        11,490
28114                  MELDISCO K-M STREETSBORO, OH., INC.                                                      7,618
28115                  MELDISCO K-M SEVIERVILLE, TN., INC.                                                      6,536
28116                  MELDISCO K-M CONNEAUT, OH., INC.                                                         7,628
28117                  MELDISCO K-M MADISON, OHIO, INC.                                                         7,878
28118                  MELDISCO K-M GAS CITY IND INC                                                            5,426
28119                  MELDISCO K-M MARINE CITY, MI., INC.                                                      5,901
28120                  MELDISCO K-M ATLANTIC, IOWA, INC.                                                        5,651
28121                  MELDISCO K-M WINTER PARK, FLA., INC.                                                    11,191
28122                  MELDISCO K-M WAVELAND, MISS., INC.                                                       4,757
28123                  MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                               6,556
28124                  MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                    6,764
28125                  MELDISCO K-M OTTUMWA, IOWA, INC.                                                         5,185
28126                  MELDISCO K-M MARYSVILLE, WA., INC.                                                       6,193
28127                  MELDISCO K-M OMAHA, NEB., INC.                                                           6,181
28128                  MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                  3,697
28129                  MELDISCO K-M PIQUA, OHIO, INC.                                                           6,564
28130                  MELDISCO K-M MAYSVILLE, KY., INC                                                         7,436
28131                  WASHINGTON, ILL., MELDISCO K-M, INC.                                                     4,252
28132                  Colonial Feet, Inc.                                                                        150
28133                  Laurel Centre Footaction, Inc.                                                               0
28134                  Irving Footaction, Inc.                                                                      0
28135                  Carolina Footaction, Inc.                                                                    0
28136                  Canal and Bourbon St. Footaction, Inc.                                                       0
28137                  Longview Footaction, Inc.                                                                    0
28138                  Bonita Lakes Footaction, Inc.                                                                0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28139                  novusta Mall Footaction, Inc.                                                                0
28140                  Eatontown Open Country, Inc.                                                                 0
28141                  CARY FOOTACTION, INC.                                                                        0
28142                  East Towne Mall Footaction, Inc.                                                             0
28143                  Basset Center Footaction, Inc.                                                               0
28144                  Raceway Fan Club, Inc.                                                                       0
28145                  Carousal Center Footaction, Inc.                                                             0
28146                  Colonial Park Footaction, Inc.                                                               0
28147                  Avenida Norte Footaction, Inc.                                                               0
28148                  Bradley Square Footaction, Inc.                                                              0
28149                  DEPTFORD FOOTACTION, INC.                                                                    0
28150                  Eastridge Mall Footaction, Inc.                                                              0
28151                  Trumbull Park Fan Club, Inc.                                                                 0
28152                  Southpark Footaction, Inc.                                                                   0
28153                  Valley Hills Footaction, Inc.                                                                0
28154                  West Oaks Footaction, Inc.                                                                   0
28155                  Northwest Footaction, Inc.                                                                   0
28156                  Village Mall Footaction, Inc.                                                                0
28157                  Vintage Faire Footaction, Inc.                                                             250
28158                  Redondo Beach Footaction, Inc.                                                             500
28159                  River Ridge Mall Footaction, Inc.                                                            0
28160                  Charlottesville Fashion Sq. Footaction, Inc.                                                 0
28161                  MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                             16,089
28162                  MILES MELDISCO K-M IOWA ST., CALIF., INC.                                               12,936
28163                  LOVES PARK, ILL., MELDISCO K-M, INC.                                                     7,268
28164                  MELDISCO K-M AURORA, COLO., INC.                                                        25,489
28165                  MILES MELDISCO K-M EVERETT, WASH., INC.                                                  9,525
28166                  MILES MELDISCO K-M FILMORE COLORADO, INC.                                               18,249
28167                  MILES MELDISCO K-M FITCHBURG MA, INC.                                                    6,420
28168                  MILES MELDISCO K-M FLORISSANT, MO., INC.                                                11,189
28169                  MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                             6,951
28170                  MILES MELDISCO K M FORT WAYNE IND INC                                                    9,262
28171                  MILES MELDISCO K-M FRUITVILLE, PA., INC.                                                10,854
28172                  Eastgate Footaction, Inc.                                                                    0
28173                  Dolphin Mall Footaction, Inc.                                                              150
28174                  MILES MELDISCO K-M FT LAUDERDALE INC                                                    21,833
28175                  MELDISCO K-M AUBURN, MAINE, INC.                                                         8,573
28176                  MELDISCO K-M ALBANY, ORE., INC.                                                          8,776
28177                  MELDISCO K-M ANNANDALE, VA., INC.                                                       21,203
28178                  MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                             11,874
28179                  MELDISCO K-M 3610 PECK RD., CA., INC.                                                    7,345
28180                  MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                       11,097
28181                  MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                             27,946
28182                  MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                                18,888
28183                  MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                              31,659
28184                  MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                       12,768
28185                  MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                                11,415
28186                  MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                           13,059
28187                  MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                           26,414

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28188                  MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                  10,582
28189                  MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                             9,676
28190                  MELDISCO K-M 1745 QUENTIN, PA., INC.                                                     7,319
28191                  MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                                8,035
28192                  MELDISCO K-M 8730 RIO, CA., INC.                                                        12,097
28193                  MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                               13,320
28194                  MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                                8,834
28195                  MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                             10,527
28196                  MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                                7,744
28197                  MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                           13,679
28198                  MELDISCO K-M 2855 DUNN RD., MO., INC.                                                    8,070
28199                  MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                    0
28200                  MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                            15,387
28201                  MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                                 7,483
28202                  MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                             14,857
28203                  MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                            22,078
28204                  MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                            17,651
28205                  MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                   12,738
28206                  MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                              8,475
28207                  MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                              30,057
28208                  MELDISCO K-M BRONX, N.Y., INC.                                                          35,177
28209                  MELDISCO K-M BRANSON, MO., INC.                                                         11,228
28210                  MELDISCO K-M BISHOP, CA., INC.                                                           7,548
28211                  MELDISCO K-M BLYTHE, CA., INC.                                                          10,604
28212                  MELDISCO K-M BELL RD., AZ., INC.                                                        10,792
28213                  MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                                15,871
28214                  MELDISCO K-M BURNSVILLE, MINN., INC.                                                     5,906
28215                  MELDISCO K-M BEDFORD IND INC                                                             3,073
28216                  MELDISCO K-M BAYAMON, PR., INC.                                                         36,195
28217                  MELDISCO K-M BATAVIA, N.Y., INC.                                                        11,250
28218                  MELDISCO K-M 3808 BRADY ST., IA., INC.                                                   7,393
28219                  MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                              31,690
28220                  MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                                 9,901
28221                  MELDISCO K-M BEAVER FALLS, PA., INC.                                                     6,530
28222                  MELDISCO K-M ANNAPOLIS, MD., INC.                                                       11,829
28223                  MELDISCO K-M AMHERST, OHIO, INC.                                                        17,975
28224                  MELDISCO K-M AMES, IOWA, INC.                                                            6,504
28225                  MELDISCO K-M ALPENA, MICH, INC.                                                          6,147
28226                  MELDISCO K-M ALLEGANY, N.Y., INC.                                                       10,699
28227                  MELDISCO K-M BARTOW RD., FLA., INC.                                                      9,374
28228                  MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                      13,115
28229                  Lakeforest Fan Club, Inc.                                                                    0
28230                  Hanford Fan Club, Inc.                                                                       0
28231                  Greece Town Mall Fan Club, Inc.                                                              0
28232                  Fox Valley Footaction, Inc.                                                                  0
28233                  Boulevard Mall Fan Club, Inc.                                                                0
28234                  Harrisburg East Footaction, Inc.                                                             0
28235                  Hattisburg Footaction, Inc.                                                                  0
28236                  Haywood Footaction, Inc.                                                                     0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28237                  Hulen Footaction, Inc.                                                                       0
28238                  INDEPENDENCE MALL FOOTACTION, INC.                                                           0
28239                  Regency Square Footaction, Inc.                                                             14
28240                  Serramonte Footaction, Inc.                                                                 25
28241                  Park City Footaction, Inc.                                                                   0
28242                  Prince George's Footaction, Inc.                                                             0
28243                  Prien Lake Footaction, Inc.                                                                  0
28244                  MELDISCO/PAY LESS HINES, OR., INC.                                                         267
28245                  Palm Beach Footaction, Inc.                                                                150
28246                  Ocala Footaction, Inc.                                                                     150
28247                  Oxmoor Center Footaction, Inc                                                                0
28248                  Cortana Footaction, Inc.                                                                     0
28249                  Emerald Square Footaction, Inc.                                                              0
28250                  Fairlane Footaction, Inc.                                                                    0
28251                  Oakwood Footaction, Inc.                                                                     0
28252                  Cherry Hill Footaction, Inc.                                                                 0
28253                  Cloverleaf Footaction, Inc.                                                                  0
28254                  Coronado Center Footaction, Inc.                                                             0
28255                  PLaza del Caribe Footaction, Inc.                                                            0
28256                  MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                            10,458
28257                  MELDISCO K-M W. COVINA, CA., INC.                                                       12,590
28258                  MELDISCO K-M APPLE AVE., MICH., INC.                                                     9,455
28259                  MELDISCO K-M REDWOOD CITY, CA., INC.                                                    18,710
28260                  MELDISCO K-M HOUMA, LA., INC.                                                           10,056
28261                  MELDISCO K-M MIDLAND, MICH., INC.                                                        6,670
28262                  LANSING, ILL., MELDISCO K-M, INC.                                                        9,249
28263                  MELDISCO K-M BEACON WOODS DR., FLA., INC.                                               19,280
28264                  MELDISCO K-M VINELAND, N.J., INC.                                                       11,935
28265                  MELDISCO K-M POCATELLO, INC.                                                             5,555
28266                  MELDISCO K-M FT. MYERS, FLA., INC                                                       12,331
28267                  MELDISCO K-M TEMPLE CITY, CA., INC.                                                     16,538
28268                  MELDISCO K-M CUDAHY, CALIF., INC.                                                       23,009
28269                  ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                    8,045
28270                  MELDISCO K-M LITTLE CREEK RD., VA., INC.                                                 8,596
28271                  MELDISCO K-M BRIGHTON, MICH., INC.                                                       5,216
28272                  MELDISCO K-M LAPEER, MICH., INC.                                                         8,165
28273                  MELDISCO K-M FT. PIERCE, FLA., INC.                                                     12,457
28274                  MELDISCO K-M JACKSONVILLE, N.C., INC.                                                    8,428
28275                  SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                   8,960
28276                  MELDISCO K-M SEDALIA, MO., INC.                                                          7,769
28277                  MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                                 8,646
28278                  MELDISCO K-M FOSTORIA, OHIO, INC.                                                        7,453
28279                  MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                  10,333
28280                  MELDISCO K-M ALAMOGORDO, N.M., INC.                                                      6,331
28281                  MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                   12,138
28282                  MELDISCO K-M MADISONVILLE, KY., INC.                                                     7,185
28283                  MELDISCO K-M WARSAW IND INC                                                              7,460
28284                  MELDISCO K-M OWNESBORO, KY., INC.                                                        8,469
28285                  MELDISCO K-M ELWOOD IND INC                                                              6,006

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28286                  MELDISCO K-M MT. AIRY, N.C., INC.                                                        5,879
28287                  MELDISCO K-M OLATHE, KS., INC.                                                           9,083
28288                  MELDISCO K-M ORANGE PARK, FLA., INC.                                                     8,530
28289                  MELDISCO K-M DECATUR, ALA., INC.                                                         9,881
28290                  MELDISCO K-M FT. MORGAN, COLO., INC.                                                     5,480
28291                  MELDISCO K-M ENOLA, PA., INC.                                                            5,007
28292                  MELDISCO K-M FRONT ROYAL, VA., INC.                                                      7,553
28293                  MELDISCO K-M BALTIMORE CITY, MD., INC.                                                  10,852
28294                  MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                               16,581
28295                  MELDISCO K-M WICHITA, KS., INC.                                                          6,662
28296                  MELDISCO K-M CLAY, N.Y., INC.                                                            7,246
28297                  MELDISCO K-M GARDENDALE, ALA., INC.                                                      7,610
28298                  MELDISCO K-M PANAMA CITY, FLA., INC.                                                     7,715
28299                  MELDISCO K-M COVINGTON, VA., INC.                                                        3,584
28300                  MELDISCO K-M HARLINGEN, TX., INC.                                                       10,828
28301                  MELDISCO K-M REDLANDS, CA., INC.                                                        10,912
28302                  MELDISCO K-M ESCANABA, MICH., INC.                                                       4,800
28303                  MELDISCO K-M TRAVERSE CITY, MICH., INC.                                                  6,717
28304                  MELDISCO K-M GREECE, N.Y., INC.                                                         11,525
28305                  MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                              10,984
28306                  MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                             9,678
28307                  MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                               14,986
28308                  MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                            21,266
28309                  MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                             13,237
28310                  MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                               9,023
28311                  MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                              7,893
28312                  MILES MELDISCO K-M SOUTH BEND, IND., INC.                                                7,272
28313                  MILES MELDISCO K-M ROSWELL RD., GA., INC.                                               14,295
28314                  MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                               6,626
28315                  MILES MELDISCO K-M SALEM, N. H., INC.                                                   11,805
28316                  MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                             9,300
28317                  MILES MELDISCO K-M SHADELAND IND INC                                                    19,083
28318                  MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                            27,381
28319                  MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                                6,421
28320                  MILES MELDISCO K-M SO MADISON AVE IND INC                                               13,748
28321                  MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                               0
28322                  MILES MELDISCO K-M WAWATOSA, WISC., INC.                                                 9,949
28323                  MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                    5,032
28324                  MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                              10,972
28325                  MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                           5,714
28326                  MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                              12,392
28327                  MILES MELDISCO K-M STOCKTON, CAL., INC.                                                 12,124
28328                  MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                        10,494
28329                  MILES MELDISCO K-M ROSERY RD FLA INC                                                    15,706
28330                  MILES MELDISCO K-M ROCHESTER, MINN., INC.                                                7,841
28331                  MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                            14,456
28332                  MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                              12,279
28333                  MILES MELDISCO K-M STOW, OHIO, INC.                                                      7,373
28334                  MILES MELDISCO K-M TAMPA FLA INC                                                        10,294

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28335                  MILES MELDISCO K-M TARENTUM RD., PA., INC.                                              13,062
28336                  MILES MELDISCO K-M TILGHAM ST., PA., INC.                                                9,483
28337                  MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                               9
28338                  MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                               9,652
28339                  MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                              10,452
28340                  MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                             6,376
28341                  MILES MELDISCO K-M VENTURA, CAL., INC.                                                   9,443
28342                  MILES MELDISCO K-M VERSAILLES, PA., INC.                                                10,312
28343                  MILES MELDISCO K-M VIVIAN, MO., INC.                                                     8,110
28344                  MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                             11,603
28345                  MILES MELDISCO K-M TAYLOR, MICH., INC.                                                  16,006
28346                  MILES MELDISCO K-M TROY, MICH., INC.                                                     9,299
28347                  MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                            6,870
28348                  MILES MELDISCO K-M URBANDALE, IOWA, INC.                                                 5,309
28349                  MILES MELDISCO K-M W 1400 S UTAH INC.                                                    8,476
28350                  MELDISCO K-M  MANISTEE, MICH., INC.                                                      7,028
28351                  MELDISCO K-M BALTIMORE, MD., INC.                                                       11,354
28352                  MILES MELDISCO K-M YPSILANTI, MICH., INC.                                                9,182
28353                  MILES MELDISCO K-M YAKIMA, WASH., INC.                                                   9,317
28354                  MILES MELDISCO K-M WILSON RD., CALIF., INC.                                             16,153
28355                  MILES MELDISCO K-M YOUNGSTOWN, INC.                                                      8,593
28356                  MILES MELDISCO K-M WESTLAND, MICH., INC.                                                12,766
28357                  MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                             6,540
28358                  MILES MELDISCO K-M WEST RD., MICH., INC.                                                 6,848
28359                  MILES MELDISCO K-M WAUKESHA, WISC., INC.                                                 6,380
28360                  MELDISCO K-M PINEVILLE, LA., INC.                                                       10,406
28361                  MELDISCO K-M WILMINGTON, DE., INC.                                                      10,816
28362                  MELDISCO K-M ST. JOHNS, MI., INC.                                                        6,297
28363                  MELDISCO K-M ST. GEORGE, UT., INC.                                                      11,173
28364                  MELDISCO K-M PAINTSVILLE, KY., INC.                                                      7,954
28365                  MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                  10,568
28366                  MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                        16,593
28367                  MELDISCO K-M OAK HARBOR, WA., INC.                                                       5,144
28368                  MELDISCO K-M NOGALES, ARIZ., INC.                                                       17,177
28369                  MELDISCO K-M SOUTH BISHOP, MO., INC.                                                     6,881
28370                  MELDISCO K-M POMPANO BEACH, FL., INC.                                                   17,789
28371                  MELDISCO K-M ST. CLOUD, MN., INC.                                                        6,895
28372                  MELDISCO K-M RIPON, WI., INC.                                                            6,432
28373                  MELDISCO K-M PINEVILLE, N.C., INC.                                                      10,312
28374                  MELDISCO K-M WINTER GARDEN, FL., INC.                                                   10,281
28375                  MELDISCO K-M WINCHESTER, KY., INC.                                                       7,278
28376                  MELDISCO K-M WISE, VA., INC.                                                             6,355
28377                  MELDISCO K-M RIO RANCHO, NM., INC.                                                       8,718
28378                  MELDISCO K-M YANKTON, S.D., INC.                                                         4,657
28379                  MELDISCO K-M ORANGEBURG, S.C., INC.                                                      9,022
28380                  MELDISCO K-M PALATKA, FLA., INC.                                                         8,078
28381                  MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                               10,663
28382                  MELDISCO K-M NORTH KENT MALL, MICH., INC.                                               10,628
28383                  MELDISCO K-M NORWALK, OHIO, INC.                                                         6,108

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28384                  MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                   9,766
28385                  MELDISCO K-M NEW BOSTON, OHIO, INC.                                                      9,871
28386                  MELDISCO K-M PORTAGE RD., OHIO, INC.                                                    11,472
28387                  MELDISCO K-M ST. JOnovH, MO., INC.                                                       5,765
28388                  MELDISCO K-M WYTHEVILLE, VA., INC.                                                       5,210
28389                  MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                                 12,905
28390                  MELDISCO K-M OCONOMOWOC, WI., INC.                                                       6,776
28391                  MELDISCO K-M OAK RIDGE, TENN., INC.                                                      9,598
28392                  MELDISCO K-M WINTER SPRINGS, FL., INC.                                                   9,194
28393                  MELDISCO K-M PLYMOUTH, IN., INC.                                                         5,436
28394                  MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                    4,311
28395                  MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                              12,577
28396                  MELDISCO K-M PITTSTON, PA., INC.                                                         3,717
28397                  MELDISCO K-M PRESCOTT, ARIZ., INC.                                                       5,170
28398                  MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                   10,688
28399                  MELDISCO K-M RICHMOND, VA., INC.                                                        11,204
28400                  MELDISCO K-M GUAYAMA, N.Y., INC.                                                        19,466
28401                  MELDISCO K-M HENDERSON, NEV., INC.                                                      12,475
28402                  MELDISCO K-M CHARLEVOIX, MI., INC.                                                       5,910
28403                  MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                            14,494
28404                  MELDISCO K-M GOLDENROD RD., N., FL., INC.                                                9,137
28405                  MELDISCO K-M NORTHPORT, AL., INC.                                                        9,616
28406                  MELDISCO K-M OXON HILL, MD., INC.                                                        6,453
28407                  MELDISCO K-M ORANGE CITY, FL., INC.                                                     10,598
28408                  MELDISCO K-M OAK PARK, MI., INC.                                                        11,344
28409                  MELDISCO K-M NORTH BERGEN, N.J., INC.                                                      169
28410                  MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                  14,768
28411                  MELDISCO K-M KENT, WASH., INC.                                                          10,577
28412                  MELDISCO K-M ONTARIO, ORE., INC.                                                         5,718
28413                  MELDISCO K-M GONZALES, LA., INC.                                                         8,312
28414                  MELDISCO K-M BURNHAM, PA., INC.                                                          5,096
28415                  MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                                8,337
28416                  MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                       310
28417                  MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                              238
28418                  MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                              8,763
28419                  MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                                6,681
28420                  Highland Mall Footaction, Inc.                                                               0
28421                  Military Circle Footaction, Inc.                                                         2,531
28422                  Mall of Abilene Footaction, Inc.                                                             0
28423                  Santurce Footaction, Inc.                                                                   85
28424                  Sikes Center Footaction, Inc                                                                 0
28425                  Newburgh Mall Footaction, Inc.                                                               0
28426                  Newport City Thom McAn, Inc                                                                  0
28427                  Marquette Mall Footaction, Inc.                                                              0
28428                  Granite Run Fan Club, Inc.                                                                   0
28429                  Gadsden Mall Footaction, Inc.                                                                0
28430                  MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                                 332
28431                  MELDISCO/PAY LESS MEAD, WA., INC.                                                          313
28432                  MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                  15,549

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28433                  Georgia Square Footaction, Inc.                                                              0
28434                  Great Northwest Footaction, Inc.                                                           199
28435                  Hamilton Place Footaction, Inc.                                                              0
28436                  Sharpstown Center Footaction, Inc.                                                           0
28437                  Roosevelt Mall (PA) Footaction, Inc.                                                         0
28438                  Great Mall Footaction, Inc.                                                                  0
28439                  Mall Del Norte Footaction, Inc.                                                              0
28440                  Valle Vista Footaction, Inc.                                                                 0
28441                  Metro North Footaction, Inc.                                                                 0
28442                  Natick Mall Footaction, Inc.                                                                 0
28443                  North East Footaction, Inc.                                                                  0
28444                  Independence Center Footaction, Inc.                                                         0
28445                  West Oaks Footaction, Inc.                                                                 150
28446                  South Plains Footaction, Inc.                                                                0
28447                  Southlake Mall Footaction, Inc.                                                              0
28448                  Tucson Mall Footaction, Inc.                                                                 0
28449                  Town East Footaction, Inc.                                                                   0
28450                  University Footaction, Inc.                                                                150
28451                  Solomon Pond Footaction, Inc.                                                                0
28452                  Warner Robins Galleria Footaction, Inc.                                                      0
28453                  Carolina East Footaction, Inc.                                                               0
28454                  Camp Wisdom Footaction, Inc.                                                                 0
28455                  MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                                40
28456                  Capital Footaction, Inc.                                                                     0
28457                  Boynton Beach Footaction, Inc.                                                             150
28458                  Annapolis Mall Footaction, Inc.                                                              0
28459                  Citadel Mall Footaction, Inc.                                                                0
28460                  Steamtown Footaction, Inc.                                                                   0
28461                  St. Clair FootAction, Inc.                                                                   0
28462                  Pasadena Towne Square Footaction, Inc.                                                       0
28463                  Mt. Berry Square Footaction, Inc,                                                            0
28464                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                                  0
28465                  Tyrone Square Footaction, Inc.                                                             150
28466                  OAK HOLLOW FOOTACTION, INC.                                                                  0
28467                  Mall at 163rd St. Footaction, Inc.                                                         150
28468                  Northgate Footaction, Inc.                                                                   0
28469                  Magnolia Mall Footaction, Inc.                                                               0
28470                  Columbia Center Footaction, Inc.                                                            59
28471                  FOUR SEASONS FOOTACTION, INC.                                                                0
28472                  Greenspoint Footaction, Inc.                                                                 0
28473                  Gulf View Square Footaction Inc.                                                           150
28474                  Golden East Crossing Footation, Inc.                                                         0
28475                  Hudson Mall Footaction, Inc.                                                                 0
28476                  Spring Hill Footaction, Inc.                                                                 0
28477                  Taylor Township Footaction, Inc                                                              0
28478                  Broward Mall Footaction, Inc.                                                              150
28479                  Fairgrounds Sq. Footaction, Inc.                                                             0
28480                  Oak Park Footaction, Inc.                                                                    0
28481                  Kenner Footaction, Inc.                                                                      0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28482                  Old Hickory Mall Footaction, Inc.                                                            0
28483                  SOUTH SQUARE MALL FOOTACTION, INC.                                                           0
28484                  W. Mifflin Footaction, Inc.                                                                  0
28485                  Lakeland Square Footaction, Inc.                                                           150
28486                  Westgate Mall Footaction, Inc.                                                              91
28487                  TWIN RIVERS MALL FOOTACTION, INC.                                                            0
28488                  Anderson Footaction, Inc.                                                                    0
28489                  MELDISCO K-M PROVO, UT., INC.                                                            7,054
28490                  MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                                 10,835
28491                  MELDISCO K-M RIO PIEDRAS, PR., INC.                                                     12,713
28492                  MELDISCO K-M GRAYLING, MI, INC.                                                          4,263
28493                  MELDISCO K-M GRAYSON, KY., INC.                                                         10,483
28494                  MELDISCO K-M HARDING HIGHWAY, OH., INC.                                                  8,828
28495                  MELDISCO K-M HAVRE, MONT., INC.                                                          4,881
28496                  MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                  25,723
28497                  MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                              11,055
28498                  MELDISCO K-M GREENVILLE, MI., INC.                                                       8,602
28499                  MELDISCO K-M HESPERIA, CA., INC.                                                        13,077
28500                  MELDISCO K-M COLORADO SPRINGS, CO., INC.                                                 4,929
28501                  MELDISCO K-M LANTANA, FLA., INC.                                                        20,929
28502                  MELDISCO K-M LANGHORNE, PA., INC.                                                        9,221
28503                  MELDISCO K-M HUTCHINSON, KAN., INC.                                                      7,327
28504                  MELDISCO K-M LAWTON, OKLA., INC.                                                         6,996
28505                  MELDISCO K-M MT. PLEASANT, MICH., INC.                                                   7,026
28506                  MELDISCO K-M HALSTEAD ST., MICH., INC.                                                   6,608
28507                  MELDISCO K-M HILLTOP DR., CALIF., INC.                                                  10,826
28508                  MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                                8,283
28509                  MELDISCO K-M HUNTINGTON IND INC                                                          7,758
28510                  MELDISCO K-M HORSEHEADS, N.Y., INC.                                                      8,973
28511                  MELDISCO K-M LEWISTON, ID., INC.                                                         5,386
28512                  MELDISCO K-M LONGMONT, COLO., INC.                                                       9,776
28513                  MELDISCO K-M HAMPTON, VA., INC.                                                          7,329
28514                  MELDISCO K-M HEMET, CALIF., INC.                                                        14,306
28515                  MELDISCO K-M HOBBS, N.M., INC.                                                           7,053
28516                  MELDISCO K-M JEFFERSONVILLE, IND., INC.                                                  8,464
28517                  MELDISCO K-M JEFFERSON CITY, MO., INC.                                                   8,984
28518                  MELDISCO K-M KALISPELL, MO., INC.                                                        4,852
28519                  MELDISCO K-M LONGVIEW, TX., INC.                                                         7,296
28520                  MELDISCO K-M MAIN ST., WISC., INC.                                                       5,826
28521                  MELDISCO K-M LOUISVILLE, KY., INC.                                                      10,932
28522                  MELDISCO K-M HYANNIS, MASS., INC.                                                       16,985
28523                  MELDISCO K-M KINGSPORT, TENN., INC.                                                      8,977
28524                  MELDISCO K-M JACKSON, TENN., INC.                                                        9,221
28525                  MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                    9,114
28526                  MELDISCO K-M HWY. 33, VA., INC.                                                          7,349
28527                  MELDISCO K-M MALL BLVD., PA., INC.                                                       9,987
28528                  MELDISCO K-M LAKE PARK, FLA., INC.                                                      22,070
28529                  MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                   8,353
28530                  MELDISCO K-M LAS CRUCES, N.M., INC.                                                      6,701

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28531                  MELDISCO K-M HOOKSETT, N.H., INC.                                                        8,293
28532                  MELDISCO K-M HELENA, MONT., INC.                                                         4,310
28533                  MELDISCO K-M HAYWARD, CALIF., INC.                                                      17,180
28534                  MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                                  9,862
28535                  MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                                7,057
28536                  MILES MELDISCO K-M CIRCLE, KY., INC.                                                     9,566
28537                  MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                            10,336
28538                  MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                    0
28539                  MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                              9,802
28540                  MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                              6,590
28541                  MILES MELDISCO K-M CEDAR ST., MICH., INC.                                                7,556
28542                  MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                             10,475
28543                  MILES MELDISCO K-M BUTLER ST., PA., INC.                                                 8,957
28544                  MILES MELDISCO K-M BLOOMINGTON IND INC                                                   1,361
28545                  MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                            8,564
28546                  MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                                9,083
28547                  MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                               6,722
28548                  MILES MELDISCO K-M BELT H'WAY., MO., INC.                                                8,272
28549                  MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                             25,815
28550                  MILES MELDISCO K-M BEACH BLVD FLA INC                                                   16,109
28551                  MILES MELDISCO K-M BANISTER RD., MO., INC.                                               8,042
28552                  MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                   10,020
28553                  MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                              15,220
28554                  MILES MELDISCO K-M BISCAYNE FLA INC                                                     19,722
28555                  MILES MELDISCO K-M 72ND ST., WASH., INC.                                                 9,966
28556                  MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                            13,054
28557                  MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                        40,558
28558                  MILES MELDISCO K-M ARVADA, COLO., INC.                                                   9,512
28559                  MILES MELDISCO K-M BISMARK, N. DAK., INC.                                                8,324
28560                  MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                         7,509
28561                  MILES MELDISCO K-M 2873 W., PA., INC.                                                    7,384
28562                  MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                             7,956
28563                  MILES MELDISCO K-M AVE., J., CALIF., INC.                                               10,417
28564                  MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                        12,522
28565                  MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                        22,207
28566                  MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                   10,492
28567                  MILES MELDISCO K-M 66 ST FLA INC                                                        16,787
28568                  MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                            13,383
28569                  MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                               9,033
28570                  MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                               6,160
28571                  MILES MELDISCO K-M 9TH ST., FLA., INC.                                                   6,217
28572                  MILES MELDISCO K-M 6TH AVE., WASH., INC.                                                 8,140
28573                  MILES MELDISCO K-M CUDAHY, WISC., INC.                                                   8,438
28574                  MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                                6,387
28575                  MILES MELDISCO K-M EL CAJON, CALIF., INC.                                               11,517
28576                  MILES MELDISCO K-M DENVER, INC.                                                          6,897
28577                  MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                               13,580
28578                  MILES MELDISCO K-M DES PLAINES, INC.                                                    11,698
28579                  MILES MELDISCO K-M DIXIE, KY., INC.                                                      6,237

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28580                  MILES MELDISCO K-M DORAVILLE, GA., INC.                                                 21,481
28581                  MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                   7,074
28582                  MILES MELDISCO K-M COLUMBIA, S.C., INC.                                                  9,158
28583                  MILES MELDISCO K-M EASTWOOD, ALA., INC.                                                  7,017
28584                  MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                     6,396
28585                  MELDISCO K-M SHEBOYGAN, WISC., INC.                                                      6,772
28586                  MELDISCO K-M MURFREESBORO, TENN., INC.                                                   7,042
28587                  MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                                6,131
28588                  MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                   7,930
28589                  MELDISCO K-M LAKE ORION, MICH., INC.                                                     6,656
28590                  MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                             6,604
28591                  MELDISCO K-M ST. novUSTINE, FLA., INC.                                                   9,545
28592                  MELDISCO K-M. ACTON, MASS., INC.                                                         5,558
28593                  MELDISCO K-M ELLICOTT CITY, MD., INC.                                                    8,100
28594                  MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                  10,481
28595                  MELDISCO K-M SEASIDE, CA., INC.                                                              0
28596                  MELDISCO K-M BROOKHAVEN, PA., INC.                                                       7,495
28597                  MELDISCO K-M SAYRE, PA., INC.                                                            9,129
28598                  MELDISCO K-M NEWBURYPORT, MASS., INC.                                                    4,616
28599                  MELDISCO K-M SHERIDAN, WYO., INC.                                                        3,745
28600                  MELDISCO K-M LA PORTE IND INC                                                            5,959
28601                  MELDISCO K-M FALL RIVER, MASS., INC.                                                     5,098
28602                  MELDISCO K-M FEDERAL HWY., FLA., INC.                                                   18,742
28603                  MELDISCO K-M NEW CASTLE, PA., INC.                                                       8,247
28604                  MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                               5,348
28605                  MELDISCO K-M WAYNESBORO, PA., INC.                                                       6,345
28606                  MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                   5,291
28607                  MELDISCO K-M BELLE VERNON, PA., INC.                                                     8,872
28608                  MELDISCO K-M HERNDON, VA., INC.                                                         10,305
28609                  MELDISCO K-M WATERTOWN, CT., INC.                                                        8,620
28610                  MELDISCO K-M WILLIAMSPORT, PA., INC.                                                     7,217
28611                  MELDISCO K-M EAGLEVILLE, PA., INC.                                                       6,292
28612                  MELDISCO K-M GLASSBORO, N.J., INC.                                                       8,429
28613                  MELDISCO K-M MARYVILLE, TENN., INC.                                                     11,069
28614                  MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                                  8,439
28615                  MELDISCO K-M SUNLAND, CA., INC.                                                             35
28616                  NEW LENOX, ILL., MELDISCO K-M, INC.                                                      7,257
28617                  MELDISCO K-M BERWICK, PA., INC.                                                          9,337
28618                  MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                  26,702
28619                  MELDISCO K-M LAKE TAHOE, CA., INC.                                                       8,151
28620                  MELDISCO K-M HENDERSONVILLE, TENN., INC.                                                 5,310
28621                  MELDISCO K-M ALLENTOWN, PA., INC.                                                       10,396
28622                  MELDISCO K-M CORTLAND, N.Y., INC.                                                        9,108
28623                  MELDISCO K-M novUSTA, MAINE, INC.                                                        5,295
28624                  MELDISCO K-M MEADEVILLE, PA., INC.                                                       8,205
28625                  MELDISCO K-M E. STROUDSBURG, PA., INC.                                                   7,859
28626                  MELDISCO K-M LANCASTER, PA., INC.                                                        9,992
28627                  MELDISCO K-M RIO GRANDE, N.J., INC.                                                     12,568
28628                  PONTIAC, ILL., MELDISCO K-M, INC.                                                        3,735

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28629                  PULASKI, ILL., MELDISCO K-M, INC.                                                       14,567
28630                  MELDISCO K-M CLAYMONT, DEL., INC.                                                        6,430
28631                  MELDISCO K-M GOLDSBORO, N.C., INC.                                                       8,256
28632                  MELDISCO K-M WATERVILLE, MAINE, INC.                                                     7,426
28633                  MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                   11,236
28634                  MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                                9,828
28635                  MELDISCO K-M CHEBOYGAN, MICH., INC.                                                      4,772
28636                  MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                                7,275
28637                  MELDISCO K-M KINSTON, N. C., INC.                                                        5,845
28638                  MELDISCO K-M SARALAND, ALA., INC.                                                        8,553
28639                  MELDISCO K-M JAMESTOWN, N.D.,INC.                                                        3,973
28640                  MELDISCO K-M ENDICOTT, N.Y., INC.                                                        8,662
28641                  MELDISCO K-M QUAKERTOWN, PA., INC.                                                       7,092
28642                  MELDISCO K-M KOKOMO, IN., INC.                                                           6,254
28643                  MELDISCO K-M CINCINNATI, OHIO, INC.                                                      9,532
28644                  MELDISCO K-M PIERRE, S.D., INC.                                                          4,525
28645                  MELDISCO K-M WOODBRIDGE, VA., INC.                                                      10,692
28646                  MELDISCO K-M LEBANON, TENN., INC.                                                        7,427
28647                  MELDISCO K-M CHATTANOOGA, TN., INC.                                                      4,866
28648                  MELDISCO K-M SPRINGFIELD, MA., INC.                                                     11,652
28649                  MELDISCO K-M RICHMOND, MICH., INC.                                                       8,643
28650                  MELDISCO K-M LIMONITE AVENUE, CA., INC.                                                 10,691
28651                  MELDISCO K-M PLACERVILLE, CA., INC.                                                      9,685
28652                  MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                               9,418
28653                  MELDISCO K-M ALBERTVILLE, ALA., INC.                                                    10,123
28654                  MELDISCO K-M WINONA, MINN., INC.                                                         5,046
28655                  MELDISCO K-M O'FALLON, MO., INC.                                                         9,128
28656                  MELDISCO K-M 3020 12TH ST., S.D., INC.                                                   4,729
28657                  MELDISCO K-M WEST BEND, WISC., INC.                                                      4,029
28658                  MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                  14,065
28659                  MELDISCO K-M WEST CHESTER, PA., INC.                                                     6,838
28660                  MELDISCO K-M TEXARKANA, TX., INC.                                                        5,608
28661                  MELDISCO K-M DANVILLE, KY., INC.                                                         4,669
28662                  MELDISCO K-M FRACKVILLE, PA., INC.                                                       7,396
28663                  MORTON, ILL., MELDISCO K-M, INC.                                                         4,571
28664                  MELDISCO K-M WEST STATE ST., N.Y., INC.                                                 16,627
28665                  MELDISCO K-M ALMA, MICH., INC.                                                           4,592
28666                  MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                                  7,175
28667                  MELDISCO K-M KEARNEY, N.J., INC.                                                        31,866
28668                  MELDISCO K-M E. 10TH ST., S.D., INC.                                                     4,802
28669                  MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                   13,167
28670                  MELDISCO K-M PARAMUS, N.J., INC.                                                        18,053
28671                  MELDISCO K-M CLOSTER, N.J., INC.                                                        15,395
28672                  MELDISCO K-M GRASS VALLEY, CA., INC.                                                     8,714
28673                  MELDISCO K-M KEARNS, UT., INC.                                                           7,455
28674                  MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                    3,060
28675                  MELDISCO K-M MADISON HGTS, MICH., INC.                                                  14,813
28676                  MELDISCO K-M MARIETTA, OH., INC.                                                         8,936
28677                  MELDISCO K-M MADISON ST., TN., INC.                                                      5,267

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28678                  MELDISCO K-M RICHLANDS, VA., INC.                                                        6,980
28679                  MELDISCO K-M BROWNSBURG IN INC                                                           5,950
28680                  MELDISCO K-M CODY, WY., INC.                                                             3,325
28681                  WOODSTOCK, ILL., MELDISCO K-M, INC.                                                      6,338
28682                  MT. VERNON, ILL., MELDISCO K-M, INC.                                                     6,062
28683                  MELDISCO K-M PETALUMA, CA., INC.                                                        10,166
28684                  MELDISCO K-M ROMEO, MICH., INC.                                                          5,346
28685                  MELDISCO K-M OUTER LOOP, KY., INC.                                                       9,182
28686                  BELL RD., ILL., MELDISCO K-M, INC.                                                       5,865
28687                  S. CICERO AVE, ILL., MELDISCO K-M, INC.                                                  9,392
28688                  MELDISCO K-M CLINTON, MD., INC.                                                          3,157
28689                  MELDISCO K-M CROSSVILLE, TENN., INC.                                                     7,842
28690                  MELDISCO K-M LEAVENWORTH, KS., INC.                                                      5,935
28691                  MELDISCO K-M SCOTTSBORO, ALA., INC.                                                      6,228
28692                  MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                                5,209
28693                  MELDISCO K-M WILMINGTON, N.C., INC.                                                     11,330
28694                  MELDISCO K-M XYLON AVE., MINN., INC.                                                     8,149
28695                  MELDISCO K-M ZANESVILLE, OHIO, INC.                                                      7,181
28696                  MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                          19,917
28697                  MELDISCO K-M VINCENNES IND INC                                                           6,124
28698                  MELDISCO K-M WAYNE, N.J. INC.                                                           31,885
28699                  MELDISCO K-M WEIRTON W. VA., INC.                                                        5,980
28700                  MELDISCO K-M WESTLAKE, OHIO, INC.                                                        6,699
28701                  MELDISCO K-M FARMINGTON, N.M., INC.                                                      7,903
28702                  MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                               8,836
28703                  MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                               4,546
28704                  MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                                  8,122
28705                  MELDISCO K-M FAIRBORN, OHIO, INC.                                                        6,245
28706                  MELDISCO K-M FT. MITCHELL, KY., INC.                                                     8,589
28707                  MELDISCO K-M MINNETONKA, MINN., INC.                                                     6,708
28708                  MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                     10,224
28709                  MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                       14,798
28710                  MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                              17,277
28711                  MELDISCO K-M GREENWOOD IND INC                                                           9,126
28712                  MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                      334
28713                  MELDISCO K-M GRAY AVE., CALIF., INC.                                                     8,326
28714                  MELDISCO K-M GREENWOOD, S.C., INC.                                                       8,416
28715                  MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                               11,005
28716                  MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                                10,035
28717                  MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                           27,576
28718                  MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                   8,221
28719                  MELDISCO K-M WILLOW GROVE, PA., INC.                                                     8,456
28720                  MELDISCO K-M FEASTERVILLE, PA., INC.                                                     6,823
28721                  MELDISCO K-M GREAT FALLS, MONT., INC.                                                    5,388
28722                  MELDISCO K-M HALES CORNERS, WISC., INC.                                                  8,154
28723                  MELDISCO K-M W. 65TH ST., OHIO, INC.                                                    10,568
28724                  MELDISCO K-M GREENVILLE, OHIO, INC.                                                      6,259
28725                  MELDISCO K-M W. LEBANON, N.H., INC.                                                      6,465
28726                  MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                    0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28727                  MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                   9,332
28728                  MELDISCO K-M GREENVILLE, MISS., INC.                                                     7,567
28729                  MELDISCO K-M WASHINGTON ST IND INC                                                      22,439
28730                  MELDISCO K-M WARMINSTER, PA.,INC.                                                        5,907
28731                  MELDISCO K-M WALLA WALLA, WASH., INC.                                                    6,240
28732                  MELDISCO K-M WABASH AVE., MD., INC.                                                     10,106
28733                  MELDISCO K-M W.PATRICK, MD., INC.                                                       10,140
28734                  MELDISCO K-M WATSON BLVD., GA., INC.                                                     9,094
28735                  MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                               9,407
28736                  MELDISCO K-M WATERBURY, CONN., INC.                                                     13,325
28737                  MELDISCO K-M MILFORD, MASS., INC.                                                        8,987
28738                  MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                                10,142
28739                  MELDISCO K-M MERCERVILLE RD., N.J., INC                                                 15,574
28740                  MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                                7,016
28741                  MELDISCO K-M MIAMISBURG, OHIO, INC.                                                     21,093
28742                  MELDISCO K-M MERRILLVILLE INC                                                            8,787
28743                  MELDISCO K-M OREM UTAH, INC.                                                             7,724
28744                  MILES MELDISCO K-M RAPID CITY, S.D., INC.                                               11,365
28745                  MELDISCO K-M ST ALBANS W. VA., INC.                                                      9,503
28746                  MELDISCO K-M STADIUM DR., MICH., INC.                                                    4,590
28747                  MELDISCO K-M STEVENS POINT, WISC., INC.                                                  4,784
28748                  MELDISCO K-M MODESTA, CAL., INC.                                                        14,264
28749                  MELDISCO K-M MISSOULA, MONT., INC.                                                       4,335
28750                  MELDISCO K-M MILFORD, OHIO, INC.                                                         8,029
28751                  MELDISCO K-M STURGIS, MICH., INC.                                                        6,051
28752                  MELDISCO K-M SUMTER, S.C., INC.                                                         10,191
28753                  MELDISCO K-M MOOSIC, PA., INC.                                                           7,037
28754                  MELDISCO K-M NEW IBERIA, LA, INC.                                                        8,286
28755                  MELDISCO K-M NEWARK, CALIF., INC.                                                          109
28756                  MELDISCO K-M NEWPORT NEWS, VA., INC.                                                     4,855
28757                  MELDISCO K-M SnovAS, MASS., INC.                                                        13,171
28758                  MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                                7,143
28759                  MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                   8,591
28760                  MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                     4,848
28761                  MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                        7,364
28762                  MELDISCO K-M NORRISTOWN, PA., INC.                                                       8,386
28763                  MELDISCO K-M NORTH CANTON, OHIO, INC.                                                    6,624
28764                  MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                           11,903
28765                  MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                                 5,635
28766                  MELDISCO K-M NINE MILE RD., VA., INC.                                                    9,967
28767                  MELDISCO K-M NAPLES, FLA., INC                                                           9,434
28768                  MELDISCO K-M NAMPA, ID., INC.                                                            8,543
28769                  MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                    23,872
28770                  MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                            11,392
28771                  MELDISCO K-M MENOMINEE, MICH., INC.                                                      5,846
28772                  MELDISCO K-M MASON CITY, IOWA, INC.                                                      4,761
28773                  MELDISCO K-M MANHATTAN, KS., INC.                                                        4,600
28774                  MELDISCO K-M MANTUA, N.J., INC.                                                         12,505
28775                  MELDISCO K-M MARYLAND AVE., MINN., INC.                                                 11,475

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28776                  MELDISCO K-M MARLTON, N.J., INC.                                                         4,121
28777                  MELDISCO K-M TACOMA, WASH., INC.                                                         8,683
28778                  MELDISCO K-M SPRING VALLEY, CALIF., INC.                                                 5,049
28779                  MELDISCO K-M SINCLAIR LANE, MD., INC.                                                    7,202
28780                  MELDISCO K-M SOQUEL,CALIF.,INC.                                                             28
28781                  MELDISCO K-M SILVER SPRING, MD., INC.                                                   22,455
28782                  MELDISCO K-M NAZARETH PIKE, PA., INC.                                                    6,067
28783                  MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                    9,194
28784                  MELDISCO K-M MUSKOGEE,OKLA.,INC                                                          5,350
28785                  MELDISCO K-M MORRISTOWN, TENN., INC.                                                    11,012
28786                  MELDISCO K-M SHELBY, N.C., INC.                                                          9,584
28787                  MELDISCO K-M SHELBURKE RD., VT., INC.                                                    7,372
28788                  MELDISCO K-M SIOUX CITY, IOWA, INC.                                                      8,221
28789                  MELDISCO K-M MANASSAS, VA., INC.                                                        13,068
28790                  MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                   8,079
28791                  MELDISCO K-M N. AVE., COLO., INC.                                                        7,353
28792                  MELDISCO K-M UTICA, MICH., INC.                                                          5,960
28793                  MELDISCO K-M W. 7 MILE RD., MICH., INC.                                                  9,079
28794                  MELDISCO K-M VERNON, CONN., INC.                                                        11,959
28795                  MELDISCO K-M VENICE, FLA., INC.                                                          8,115
28796                  MELDISCO K-M VALPARAISO, IND., INC.                                                      5,193
28797                  MELDISCO K-M VALLEY PLAZA, MD., INC.                                                     9,687
28798                  MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                    6,296
28799                  MELDISCO K-M TUALATIN, ORE., INC.                                                        9,187
28800                  MELDISCO K-M TOMS RIVER, N.J., INC.                                                     11,393
28801                  MELDISCO K-M TOLEDO, OHIO, INC.                                                          8,254
28802                  MELDISCO K-M TIFTON, GA., INC.                                                           6,638
28803                  MELDISCO K-M VALENCIA, CALIF., INC.                                                     11,977
28804                  MELDISCO K-M TULSA, OKLA., INC.                                                          8,667
28805                  MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                     8,206
28806                  MELDISCO K-M U. S. RTE, 309, PA., INC.                                                   7,614
28807                  MELDISCO K-M PLATTE WOODS, MO., INC.                                                     5,507
28808                  MELDISCO K-M PERU IND INC                                                                5,348
28809                  MELDISCO K-M PLAZA MALL, NJ., INC.                                                      23,007
28810                  MELDISCO K-M PONTIAC, MICH., INC.                                                        7,577
28811                  MELDISCO K-M PORTAGE, MICH., INC.                                                        6,894
28812                  MELDISCO K-M READING, PA., INC.                                                          7,260
28813                  MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                    6,260
28814                  MELDISCO K-M PASADENA, MD., INC.                                                         8,118
28815                  MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                   5,814
28816                  MELDISCO K-M PADUCAH, KY., INC.                                                          8,719
28817                  MELDISCO K-M PARKERSBURG W. VA., INC.                                                    9,647
28818                  MELDISCO K-M SANTA FE, N.M., INC.                                                        9,642
28819                  MELDISCO K-M TALLMADGE, OHIO, INC.                                                      12,430
28820                  MELDISCO K-M REED ROAD, PA., INC.                                                            0
28821                  MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                   7,408
28822                  MELDISCO K-M ROSWELL, N.M., INC.                                                         7,341
28823                  MELDISCO K-M ROCK HILL, S.C., INC.                                                      11,673
28824                  MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                                 447

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28825                  MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                                  34
28826                  MELDISCO K-M ROCHESTER, MICH., INC.                                                      4,614
28827                  MELDISCO K-M RIVERSIDE, CALIF., INC.                                                    12,518
28828                  MELDISCO K-M RENSSELAER, N.Y. INC.                                                       5,946
28829                  MILES MELDISCO K-M N. DIVISION, WASH., INC.                                             10,871
28830                  MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                           12,189
28831                  MELDISCO K-M TARPON SPRINGS, FLA., INC.                                                  9,688
28832                  MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                               9,138
28833                  MILES MELDISCO K-M OCALA,FLA.,INC.                                                      10,424
28834                  MILES MELDISCO K-M NORTH GATE, INC.                                                     10,815
28835                  MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                             13,626
28836                  MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                               0
28837                  MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                                7,895
28838                  MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                             8,485
28839                  MILES MELDISCO K-M OSHKOSH, WISC., INC.                                                  6,621
28840                  MILES MELDISCO K-M ORANGE, CALIF., INC.                                                      2
28841                  MILES MELDISCO K-M PATRICIO, P. R., INC.                                                38,546
28842                  MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                  4,268
28843                  MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                           10,288
28844                  MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                               6,163
28845                  MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                            17,934
28846                  MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                            8,815
28847                  MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                              8,540
28848                  MILES MELDISCO K-M MISSION ST., ORE., INC.                                               8,412
28849                  MILES MELDISCO K-M MINOT, N.D., INC.                                                     7,545
28850                  MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                                0
28851                  MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                             16,145
28852                  MILES MELDISCO K-M MONROE, MICH., INC.                                                   8,753
28853                  MILES MELDISCO K-M MORRELL, TENN., INC.                                                  8,632
28854                  MILES MELDISCO K-M MOSS ST., CALIF., INC.                                               19,162
28855                  MILES MELDISCO K-M MASSILLON, OHIO, INC.                                                10,792
28856                  MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                     0
28857                  MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                                15,961
28858                  MILES MELDISCO K-M MCKINLEY AVE IND INC                                                  9,028
28859                  MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                              5,776
28860                  MILES MELDISCO K-M MERRIAM, INC.                                                         9,751
28861                  MILES MELDISCO K-M MESA, ARIZ., INC.                                                    11,438
28862                  MILES MELDISCO K-M PUEBLO, COLO., INC.                                                  10,321
28863                  MILES MELDISCO K-M MAPLE RD., MICH., INC.                                                5,650
28864                  MILES MELDISCO K-M MADERA RD., CALIF., INC.                                              7,151
28865                  MILES MELDISCO K-M MADISON, TENN., INC.                                                 14,707
28866                  MILES MELDISCO K-M LA CROSSE, WISC., INC.                                                4,650
28867                  MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                   40
28868                  MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                                6,732
28869                  MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                               5,967
28870                  MILES MELDISCO K-M LAKE RD., OREGON, INC.                                                8,289
28871                  MILES MELDISCO K-M LOMBARD, ILL., INC.                                                   7,948
28872                  Gurnee Mills Fan Club, Inc.                                                                  4
28873                  Hickory Hollow Mall Footaction, Inc.                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28874                  Hickory Ridge Mall Footaction, Inc.                                                          0
28875                  Highland Park Footaction, Inc.                                                               0
28876                  Hamtramck Footaction, Inc.                                                                   0
28877                  Hallwood Footaction, Inc.                                                                    0
28878                  Hamilton Fan Club, Inc.                                                                      0
28879                  Tyler Mall Fan Club, Inc.                                                                  122
28880                  Upper Darby Footaction, Inc.                                                                 0
28881                  GETTY SQUARE FOOTACTION, INC.                                                                0
28882                  Grand Boulevard Footaction, Inc.                                                             0
28883                  Grand Rapids Footaction, Inc.                                                                0
28884                  Greenbriar Mall Footaction, Inc.                                                             0
28885                  Forest Hills Footaction, Inc.                                                                0
28886                  FAIRLANE MEADOWS FOOTACTION, INC.                                                            0
28887                  Fox Hills (Cal.) Fan Club, Inc.                                                            250
28888                  Eastridge Fan Club, Inc.                                                                     0
28889                  The Meadows Fan Club, Inc.                                                                   0
28890                  The Village Footaction, Inc.                                                                 0
28891                  Tower Center Footaction, Inc.                                                                0
28892                  Treasure Coast Mall Footaction, Inc.                                                       150
28893                  Troy Footaction, Inc.                                                                        0
28894                  Tukwila Open Country, Inc.                                                                   0
28895                  Ladera Center Footaction, Inc.                                                             500
28896                  LAFAYETTE FOOTACTION, INC.                                                                   0
28897                  Lakewood Fan Club, Inc.                                                                      0
28898                  Lee Harvard Footaction, Inc.                                                                 0
28899                  Leominster Fan Club, Inc.                                                                    0
28900                  Lincoln Park Footaction, Inc.                                                                0
28901                  Lloyd Center Fan Club, Inc.                                                                 50
28902                  Mall @ Barnes Crossing Footaction, Inc.                                                      0
28903                  Macomb Mall Footaction, Inc.                                                                 0
28904                  Mall De Aguilas Footaction, Inc.                                                             0
28905                  MARKET CENTER FOOTACTION, INC.                                                             407
28906                  Marketplace at Hollywood Footaction, Inc.                                                    0
28907                  Quaker Bridge Open Country, Inc.                                                             0
28908                  Fresno Fan Club, Inc.                                                                        0
28909                  Freedom Mall Footaction, Inc.                                                                0
28910                  Sunbury Footaction, Inc.                                                                     0
28911                  Sawgrass Fan Club, Inc.                                                                    150
28912                  Padre Footaction, Inc.                                                                       0
28913                  Vista Ridge Mall Footaction, Inc.                                                            0
28914                  Washington Street Fan Club, Inc.                                                            25
28915                  WEST END MALL FOOTACTION, INC.                                                               0
28916                  Westgate Fan Club, Inc.                                                                      0
28917                  Westland-Haileah Fan Club, Inc.                                                            150
28918                  Killeen Mall Footaction, Inc.                                                                0
28919                  Kings Plaza Fan Club, Inc.                                                                   0
28920                  Lawndale Plaza Footaction, Inc.                                                              0
28921                  Dallas Galleria Footaction, Inc.                                                             0
28922                  Ala Moana Footaction, Inc.                                                                   0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28923                  Del Amo Fan Club, Inc.                                                                      50
28924                  Dartmouth Fan Club, Inc.                                                                     0
28925                  Fairfield Commons Fan Club, Inc.                                                             0
28926                  Cross County (N.Y.) Fan Club, Inc.                                                         251
28927                  Chula Vista Fan Club, Inc.                                                                 250
28928                  Alexandria Mall Footaction, Inc.                                                           637
28929                  CROSSROADS CENTER FOOTACTION, INC.                                                       5,729
28930                  Crossgates Fan Club, Inc.                                                                    0
28931                  Square One Footaction, Inc.                                                                  0
28932                  Southridge Footaction, Inc.                                                                  0
28933                  Southland Mall Footaction, Inc.                                                              0
28934                  Solano Footaction, Inc.                                                                      0
28935                  West Towne Footaction, Inc.                                                                  0
28936                  Fiesta Footaction, Inc.                                                                     45
28937                  Bel-Air Center Footaction, Inc.                                                              0
28938                  Bel Air Mall Footaction, Inc.                                                                0
28939                  West Ridge Footaction, Inc.                                                                  0
28940                  Deptford Open Country, Inc.                                                                  0
28941                  Desoto Square Mall Footaction, Inc.                                                        150
28942                  Dover Mall Footaction, Inc.                                                                 85
28943                  Chatham Ridge Footaction, Inc.                                                               4
28944                  Cielo Vista Mall Footaction, Inc.                                                            0
28945                  San Leandro Footaction, Inc.                                                               275
28946                  CITY PLACE LONG BEACH FOOTACTION, INC.                                                      50
28947                  Ford City Footaction, Inc.                                                                   0
28948                  Gentilly Woods Footaction, Inc.                                                              0
28949                  Carson Mall Fan Club, Inc.                                                                   0
28950                  CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                                   0
28951                  MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                                  382
28952                  Seatac Footaction, Inc.                                                                      0
28953                  Westgate Footaction, Inc.                                                                    0
28954                  Randall Park Footaction, Inc.                                                                0
28955                  Riverchase Footaction, Inc.                                                                  0
28956                  Rimrock Footaction, Inc.                                                                     0
28957                  Central City Mall Fan Club, Inc.                                                             0
28958                  Animas Mall Footaction, Inc.                                                                 0
28959                  Aventura Fan Club, Inc.                                                                    150
28960                  Fair Oaks Footaction, Inc.                                                                   0
28961                  EASTERN BOULEVARD FOOTACTION, INC.                                                           0
28962                  Eastfield Open Country, Inc.                                                                 0
28963                  Coventry Mall Fan Club, Inc.                                                                 0
28964                  Cordova Mall Footaction, Inc.                                                              150
28965                  Bannister Mall Footaction, Inc.                                                              0
28966                  Carlsbad Fan Club, Inc.                                                                     25
28967                  CAPITAL CENTRE FOOTACTION, INC.                                                              0
28968                  Canterbury Square Footaction, Inc.                                                          11
28969                  Cambridge Galleria Fan Club, Inc.                                                            0
28970                  Broad Street Footaction, Inc.                                                            3,661
28971                  Bossier Mall Footaction, Inc.                                                                0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28972                  Bonita Fan Club, Inc.                                                                        0
28973                  Bay Plaza Footaction, Inc                                                                  118
28974                  164 North Star Mall Footaction, Inc.                                                         0
28975                  87TH AND COTTAGE GROVE FOOTACTION, INC.                                                     56
28976                  83 Central Mall Footaction, Inc.                                                             0
28977                  63rd & Western Footaction, Inc.                                                              6
28978                  34TH STREET FOOTACTION, INC.                                                            21,657
28979                  1162 Valla Linda Mall Footaction, Inc.                                                       0
28980                  305 Northline Mall Footaction, Inc.                                                          0
28981                  MELDISCO K-M BRISTOL, TENN., INC.                                                        7,608
28982                  MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                         9,550
28983                  MELDISCO K-M CHICO, CALIF., INC.                                                        10,246
28984                  MELDISCO K-M BRIDGEVILLE, PA., INC.                                                     10,160
28985                  MELDISCO K-M BROCKTON, MASS., INC.                                                       9,580
28986                  MELDISCO K-M BRICKTOWN, N.J., INC.                                                       7,082
28987                  MELDISCO K-M BREMERTON, WASH., INC.                                                      7,968
28988                  MELDISCO K-M CHILLI, N.Y., INC.                                                          6,523
28989                  MELDISCO K-M BOZEMAN, MONT., INC.                                                        4,000
28990                  MELDISCO K-M CHAMBERSBURG, PA., INC.                                                     8,531
28991                  MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                   8,076
28992                  MELDISCO K-M BURTON, MICH., INC.                                                        10,240
28993                  MELDISCO K-M CLEARWATER, FLA., INC.                                                     13,082
28994                  MELDISCO K-M BURLINGTON, N.J., INC.                                                      9,009
28995                  MELDISCO K-M BURLINGTON, IOWA, INC.                                                      3,577
28996                  MELDISCO K-M BRUNSWICK, OHIO, INC.                                                       7,360
28997                  MELDISCO K-M CHARLESTON, W.VA., INC.                                                    13,339
28998                  MELDISCO K-M BRANDON,FLA.,INC                                                           14,405
28999                  MELDISCO K-M BOUNTIFUL, UTAH INC.                                                        7,516
29000                  MELDISCO K-M BOSSIER CITY, LA., INC.                                                     9,210
29001                  MELDISCO K-M BLAINE, MINN., INC.                                                         7,308
29002                  MELDISCO K-M IRMO, S.C., INC.                                                            4,590
29003                  MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                          6,901
29004                  MELDISCO K-M HOWELL, N.J., INC.                                                          7,254
29005                  MELDISCO K-M HOLLISTER, CA., INC.                                                        7,916
29006                  MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                             10,098
29007                  MELDISCO K-M INVERNESS, FL., INC.                                                        7,563
29008                  MELDISCO K-M HYATTSVILLE MD., INC.                                                      11,510
29009                  MELDISCO K-M HOPKINSVILLE, KY., INC.                                                     5,736
29010                  MELDISCO K-M IONIA, MICH., INC.                                                          4,915
29011                  MELDISCO K-M KEY WEST, FL., INC.                                                        12,746
29012                  MELDISCO K-M HOLMES, PA., INC.                                                          14,811
29013                  MELDISCO K-M JONESBORO, GA., INC.                                                       12,684
29014                  MELDISCO K-M LIBERTY, MO., INC.                                                          4,682
29015                  MELDISCO K-M LEXINGTON, SC., INC.                                                        7,156
29016                  MELDISCO K-M IDAHO FALLS, ID., INC.                                                      5,046
29017                  MELDISCO K-M JACKSON, WY., INC.                                                          5,628
29018                  MELDISCO K-M IWILEI, HI., INC.                                                          24,199
29019                  MELDISCO K-M KINGSBURG, CA., INC.                                                        9,407
29020                  MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                                 6,194

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29021                  MELDISCO K-M LAKE MARY, FL., INC.                                                        6,338
29022                  MELDISCO K-M JUAN DIAZ, P.R., INC.                                                      18,223
29023                  MELDISCO K-M LEVITTOWN, NY., INC.                                                          707
29024                  MELDISCO K-M KINGSLAND, GA., INC.                                                        8,622
29025                  MELDISCO K-M LENEXA, KS., INC.                                                           7,426
29026                  MELDISCO K-M LEMOORE, CA., INC.                                                         10,410
29027                  MELDISCO K-M INDIO, CA., INC.                                                           16,834
29028                  MELDISCO K-M PARADISE, CA., INC.                                                         8,985
29029                  MELDISCO K-M COOS BAY, ORE., INC.                                                        5,976
29030                  MELDISCO K-M DAVIS RD., CA., INC.                                                       13,434
29031                  MELDISCO K-M GRAND BLANC, MICH., INC.                                                    6,680
29032                  MELDISCO K-M GLENMONT, N.Y., INC.                                                        4,486
29033                  MELDISCO K-M MT. PLEASANT, S.C., INC.                                                    4,286
29034                  MELDISCO K-M CARROLLTON, GA., INC.                                                       8,589
29035                  MELDISCO K-M ROCHESTER, N.H., INC.                                                       6,533
29036                  MELDISCO K-M KISSIMMEE, FLA., INC.                                                      21,334
29037                  MELDISCO K-M KEARNY, MO., INC.                                                           6,138
29038                  MELDISCO K-M MONTANA BLVD., TX., INC.                                                   14,479
29039                  MELDISCO K-M HERKIMER, N.Y., INC.                                                        7,628
29040                  MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                              14,823
29041                  MELDISCO K-M KILLEEN, TX., INC.                                                          8,601
29042                  MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                                 17,849
29043                  MELDISCO K-M MORGANTON, N.C., INC.                                                       9,010
29044                  MELDISCO K-M CHEROKEE, IOWA, INC.                                                        2,890
29045                  MELDISCO K-M BENNINGTON, VT., INC.                                                       5,926
29046                  MELDISCO K-M EASTON, PA., INC.                                                           7,240
29047                  MELDISCO K-M PIKEVILLE, KY., INC.                                                        7,200
29048                  MELDISCO K-M NEWPORT, KY., INC.                                                          9,471
29049                  MELDISCO K-M WEST 3RD ST., CA., INC.                                                    32,667
29050                  MELDISCO K-M DICKINSON, N.D., INC.                                                       2,877
29051                  MELDISCO K-M OELWEIN, IOWA, INC.                                                         3,104
29052                  MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                                7,380
29053                  MELDISCO K-M DAVIE, FLA., INC.                                                          20,293
29054                  MELDISCO K-M BOONE, N.C., INC.                                                           5,142
29055                  MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                   7,278
29056                  MELDISCO K-M RED OAK, IOWA, INC.                                                         2,515
29057                  MELDISCO K-M PALMER, MASS., INC.                                                         7,533
29058                  MELDISCO K-M HUNTINGTON, W.VA., INC.                                                     9,424
29059                  MELDISCO K-M SANFORD, N.C., INC.                                                         7,330
29060                  MELDISCO K-M RATON, N. M., INC.                                                          4,276
29061                  MELDISCO K-M REIDSVILLE, N.C., INC.                                                      8,418
29062                  MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                   5,502
29063                  MELDISCO K-M MOORHEAD, MINN., INC.                                                       5,634
29064                  MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                       0
29065                  MELDISCO K-M FERGUS FALLS, MINN., INC.                                                   3,308
29066                  ALTON, ILL., MELDISCO K-M, INC.                                                          8,416
29067                  MELDISCO K-M FORT ATKINSON, WISC., INC.                                                  4,866
29068                  MELDISCO K-M SARASOTA, FLA., INC.                                                       13,950
29069                  MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                         12,202

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29070                  MELDISCO K-M PUYALLUP, WASH., INC.                                                       6,384
29071                  MELDISCO K-M NATIONAL RD IND INC                                                         7,895
29072                  MELDISCO K-M RIDGE RD., N.Y., INC.                                                      11,502
29073                  MELDISCO K-M AVENEL, N.J., INC.                                                         20,941
29074                  MELDISCO K-M FAIRFAX, VA., INC.                                                          8,523
29075                  MELDISCO K-M SYKESVILLE, MD., INC.                                                       4,565
29076                  MELDISCO K-M CORBIN, KY., INC.                                                          10,370
29077                  MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                  24,359
29078                  MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                             12,021
29079                  MILES MELDISCO K-M HAINES RD., PA., INC.                                                 8,722
29080                  MILES MELDISCO K-M GROSEBECK, MICH., INC.                                                9,186
29081                  MILES MELDISCO K-M GREENFIELD, WISC., INC.                                               9,520
29082                  MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                              9,393
29083                  MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                               8,793
29084                  MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                            14,409
29085                  MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                                  27
29086                  MILES MELDISCO K-M HOLLYWOOD FLA INC                                                    14,791
29087                  MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                         18,690
29088                  MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                         13,136
29089                  MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                                9,203
29090                  MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                        15,736
29091                  MILES MELDISCO K-M GREEN BAY, INC.                                                       9,572
29092                  MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                             10,238
29093                  MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                              6,457
29094                  MILES MELDISCO K-M JANESVILLE, WISC., INC.                                               7,319
29095                  MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                               4,588
29096                  MILES MELDISCO K-M H'WAY 24, MO., INC.                                                  11,596
29097                  MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                           25,001
29098                  MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                                5,721
29099                  MILES MELDISCO K-M HIALEAH FLA INC                                                      34,800
29100                  MILES MELDISCO K-M HAZLET, N.J. INC.                                                    18,234
29101                  CROSS CREEK MALL FOOTACTION, INC.                                                            0
29102                  Tri-County Footaction, Inc.                                                                  0
29103                  Northland Center Footaction, Inc.                                                            0
29104                  Pembroke Lakes Footaction, Inc.                                                            150
29105                  Harper Woods FootAction, Inc.                                                                0
29106                  Western Hills Footaction, Inc.                                                               0
29107                  Columbia Mall Footaction, Inc.                                                               0
29108                  Cumberland Footaction, Inc.                                                                  0
29109                  Santa Anita Fan Club, Inc.                                                                   0
29110                  South Shore Footaction, Inc.                                                             6,865
29111                  Kenwood Footaction, Inc.                                                                     0
29112                  Columbus Mall Footaction, Inc.                                                               0
29113                  Crossroads FootAction, Inc.                                                                  0
29114                  Northgate Footaction, Inc.                                                                 150
29115                  Great Northern Open Country, Inc.                                                            0
29116                  Merced Mall Footaction, Inc.                                                                 0
29117                  Montgomery Mall Footaction, Inc.                                                             0
29118                  Ingleside Open Country, Inc.                                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29119                  North Shore Footaction, Inc.                                                                 0
29120                  Homiguero Footaction, Inc                                                                    0
29121                  Northwest Mall Footaction, Inc.                                                              0
29122                  Oglethorpe Footaction, Inc.                                                                308
29123                  Charleston Footaction, Inc.                                                                  0
29124                  First Colony Footaction, Inc                                                                 0
29125                  CRABTREE VALLEY FOOTACTION, INC.                                                           224
29126                  San Angelo Footaction, Inc.                                                                  0
29127                  San Cados Footaction, Inc.                                                                   0
29128                  Rolling Acres Open Country, Inc.                                                             0
29129                  River Falls Footaction, Inc.                                                               543
29130                  Grand Avenue Footaction, Inc.                                                                0
29131                  Glendale Center Footaction, Inc.                                                             0
29132                  Dedham Mall Fan Club, Inc.                                                                   0
29133                  Lynnwood Footaction, Inc.                                                                    0
29134                  Metrocenter Mall Footaction, Inc.                                                            0
29135                  Green Acres Open Country, Inc.                                                              52
29136                  Roosevelt Field Open Country, Inc.                                                           0
29137                  Hickory Point Footaction, Inc.                                                               0
29138                  Fort Steuben Mall Footaction, Inc.                                                           0
29139                  Eagle Rock Plaza Footaction, Inc.                                                            0
29140                  MELDISCO K-M LONDON, OHIO, INC.                                                          5,135
29141                  MELDISCO K-M LONDON, KY., INC.                                                           6,662
29142                  MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                    34,556
29143                  MELDISCO K-M MARTINSBURG, W. VA., INC.                                                   9,031
29144                  MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                            31,056
29145                  Midway Mall Footaction, Inc.                                                                 0
29146                  Mainland Mall Footaction, Inc.                                                               0
29147                  N. County Fair (CA) Footaction, Inc.                                                         0
29148                  Deerbrook Mall Footaction, Inc.                                                              0
29149                  Jacksonville Mall Footaction, Inc.                                                           0
29150                  River Center Footaction, Inc.                                                                0
29151                  Rio Piedras Footaction, Inc.                                                                 0
29152                  Lufkin Mall Footaction                                                                       0
29153                  Boulevard Mall Footaction, Inc.                                                              0
29154                  Mondawmin Footaction, Inc.                                                                   0
29155                  Mall of America Footaction, Inc.                                                             0
29156                  Coliseum-Hampton Footaction, Inc.                                                            0
29157                  Pine Bluff Footaction, Inc.                                                                150
29158                  Galleria at Sunset Footaction, Inc.                                                          0
29159                  MELDISCO K-M CRANSTON, R.I., INC.                                                       18,135
29160                  MELDISCO K-M CRAIG, COLO., INC.                                                          5,031
29161                  MELDISCO K-M CONWAY, S.C., INC.                                                          5,800
29162                  MELDISCO K-M COLUMBUS, MISS., INC.                                                       9,951
29163                  MELDISCO K-M CLERMONT, FLA., INC.                                                       12,698
29164                  MELDISCO K-M CLEMMONS, N.C., INC.                                                        9,022
29165                  MELDISCO K-M CHARLES CITY, IA., INC.                                                     5,492
29166                  MELDISCO K-M CENTRE, AL., INC.                                                           7,023
29167                  MELDISCO K-M CAYEY, N.Y., INC.                                                          15,086

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29168                  MELDISCO K-M CARLISLE, PA., INC.                                                         4,373
29169                  MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                       6,474
29170                  MELDISCO K-M DE LAND, FLA., INC.                                                        10,333
29171                  MELDISCO K-M DEFIANCE, OH., INC.                                                         9,330
29172                  MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                                 8,133
29173                  MELDISCO K-M DEMING, N.M. INC.                                                           6,357
29174                  MILES MELDISCO K-M ABELENE, TEXAS, INC.                                                  8,374
29175                  MILES MELDISCO K-M ACCESS, TENN., INC.                                                   9,031
29176                  MILES MELDISCO K-M ANDERSON, S.C., INC.                                                  7,601
29177                  MELDISCO K-M WELLSVILLE, N.Y., INC.                                                      9,874
29178                  MELDISCO K-M WAYNESBORO, VA., INC.                                                       4,929
29179                  MELDISCO K-M WAYCROSS RD., OH., INC.                                                     9,763
29180                  MELDISCO K-M WINCHESTER RD., TN., INC.                                                  11,042
29181                  MELDISCO K-M WIND GAP, PA., INC.                                                         6,789
29182                  MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                         14,151
29183                  MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                            17,871
29184                  MILES MELDISCO K-M 84TH AVE., COLO., INC.                                               17,578
29185                  PEORIA, IL., MELDISCO K-M, INC.                                                          7,255
29186                  MILES MELDISCO K-M POINT PLAZA, PA., INC.                                                9,449
29187                  MILES MELDISCO K-M PORT HURON, MICH., INC.                                              15,188
29188                  VILLA PARK, ILL., MELDISCO K-M, INC.                                                     8,309
29189                  ROUND LAKE, ILL., MELDISCO K-M, INC.                                                    10,779
29190                  PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                      0
29191                  MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                           8,306
29192                  MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                  7,579
29193                  NORRIDGE, IL., MELDISCO K-M, INC.                                                       17,754
29194                  OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                          12,601
29195                  MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                               9,562
29196                  MILES MELDISCO K-M ROME, GA., INC.                                                      12,551
29197                  MILES MELDISCO K-M TEAL IND INC                                                         11,512
29198                  MILES MELDISCO K-M CLARKSVILLE IND INC                                                   7,520
29199                  MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                         10,311
29200                  MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                                 25,087
29201                  MILES MELDISCO K-M GREELEY, COLO., INC.                                                 11,214
29202                  MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                               11,154
29203                  MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                              5,063
29204                  MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                                5,773
29205                  MELDISCO K-M 2606 ZION RD., KY., INC.                                                    6,665
29206                  MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                               10,405
29207                  MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                           5,610
29208                  MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                           9,206
29209                  MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                                 7,570
29210                  MELDISCO K-M 7422 GALL BLVD., FL., INC.                                                 10,818
29211                  MELDISCO K-M 1355 E. PASS RD., MS., INC.                                                 6,748
29212                  MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                               9,739
29213                  MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                     10,344
29214                  MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                                 6,373
29215                  MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                                 7,878
29216                  MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                              5,423

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29217                  MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                            9,041
29218                  MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                               11,384
29219                  MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                                13,753
29220                  MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                                9,622
29221                  MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                         4,872
29222                  MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                             10,421
29223                  MELDISCO K-M 1401 SPRING ST., MI., INC.                                                  4,480
29224                  MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                           7,765
29225                  MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                             6,833
29226                  MELDISCO K-M ALLIANCE, NEB., INC.                                                        3,441
29227                  MELDISCO K-M ALEXANDRIA, MN., INC.                                                       4,659
29228                  MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                            7,288
29229                  MELDISCO K-M ABINGDON, VA., INC.                                                         7,124
29230                  MELDISCO K-M AGUADILLA, N.Y., INC.                                                      30,432
29231                  MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                           5,940
29232                  MELDISCO K-M 8601K WEST M-55, MI., INC.                                                  4,730
29233                  MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                              12,668
29234                  MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                            10,907
29235                  MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                                  8,590
29236                  MELDISCO K-M 4700 SECOND AVE., NE., INC.                                                 5,499
29237                  MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                                 6,033
29238                  MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                            5,639
29239                  MELDISCO K-M 3790 THIRD ST., FL., INC.                                                       0
29240                  MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                              10,632
29241                  MELDISCO K-M 3655 PLANK RD., VA., INC.                                                   8,190
29242                  MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                           11,323
29243                  MELDISCO K-M 2110 SO. M-76, MI., INC.                                                    7,689
29244                  MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                           11,706
29245                  MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                          8,568
29246                  MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                                7,321
29247                  MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                               5,436
29248                  MELDISCO K-M SOUTHBURY, CT., INC.                                                        9,061
29249                  MELDISCO K-M CAMINO DR., CAL., INC.                                                      9,771
29250                  MELDISCO K-M VIRGINIA, MN., INC.                                                         4,183
29251                  MELDISCO K-M THEODORE, ALA., INC.                                                        9,163
29252                  MELDISCO K-M THREE NOTCH RD., MD., INC.                                                  7,238
29253                  MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                    11,755
29254                  MELDISCO K-M TITUSVILLE, FL., INC.                                                      11,408
29255                  MELDISCO K-M TOLLESON, AZ., INC.                                                        14,310
29256                  MELDISCO K-M TURNER LAKE RD., GA., INC.                                                  8,340
29257                  MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                               7,424
29258                  MELDISCO K-M VEGA BAJA, P.R., INC.                                                      22,321
29259                  MELDISCO K-M VERNAL, UT., INC.                                                           3,992
29260                  MELDISCO K-M WILLIAMSBURG, VA., INC.                                                     8,883
29261                  MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                   16,250
29262                  MELDISCO K-M TEMECULA, CA., INC.                                                         9,571
29263                  MELDISCO K-M SWEETWATER, TN., INC.                                                      10,481
29264                  MELDISCO K-M THE DALLES, OR., INC.                                                       7,694
29265                  MELDISCO K-M SOMERVILLE, N.J., INC.                                                      8,310

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29266                  MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                    5,963
29267                  MELDISCO K-M SPANAWAY, WA., INC.                                                         7,322
29268                  MELDISCO K-M SPRINGBORO, OH., INC.                                                       7,247
29269                  MELDISCO K-M SPEARFISH, SD., INC.                                                        3,836
29270                  MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                    6,085
29271                  MELDISCO K-M COX CREEK, AL., INC.                                                        9,888
29272                  MELDISCO K-M CROSSTOWN RD., GA., INC.                                                    5,685
29273                  MELDISCO K-M CORVALLIS, OR., INC.                                                        6,993
29274                  MELDISCO K-M GILLETTE, WYO., INC.                                                        6,411
29275                  MELDISCO K-M EASLEY, S.C., INC.                                                          7,841
29276                  MELDISCO K-M WASCO, CA., INC.                                                            8,781
29277                  MELDISCO K-M WEBSTER, NY., INC.                                                         12,140
29278                  MELDISCO K-M WENATCHEE, WASH., INC.                                                      5,641
29279                  MELDISCO K-M WEST ALLIS, WI., INC.                                                      14,067
29280                  MELDISCO K-M WEST BABYLON, N.Y., INC.                                                   14,805
29281                  MELDISCO K-M SWEETWATER, TX., INC.                                                       6,224
29282                  MELDISCO K-M WEST BROADWAY, IN., INC.                                                    5,369
29283                  MELDISCO K-M WEST VALLEY CITY, UT., INC.                                                 8,060
29284                  MELDISCO K-M WEXFORD, PA., INC.                                                          8,997
29285                  MELDISCO K-M WAUPACA, WI., INC.                                                          8,117
29286                  MELDISCO K-M WESTWOOD, N.J.                                                             16,170
29287                  MELDISCO K-M SPRINGFIELD, MO., INC.                                                      5,750
29288                  Dallas Feet, Inc.                                                                            0
29289                  SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                      0
29290                  Pembroke Feet, Inc.                                                                        150
29291                  Jackson Feet, Inc.                                                                           0
29292                  Austin Feet, Inc.                                                                            0
29293                  East 41st Street Feet, Inc.                                                                  0
29294                  Sanford Feet, Inc.                                                                           0
29295                  Germantown Pkwy. Feet, Inc.                                                                  0
29296                  Cortana Feet, Inc.                                                                           0
29297                  Knoxville Feet, Inc.                                                                         0
29298                  Independence Feet, Inc.                                                                      0
29299                  Westheimer Feet, Inc.                                                                        0
29300                  Lewisville Feet, Inc.                                                                        0
29301                  San Pedro Avenue Feet, Inc.                                                                  0
29302                  Ft. Lauderdale Feet, Inc.                                                                  150
29303                  Cutler Avenue Feet, Inc.                                                                    25
29304                  Arlington Feet, Inc.                                                                         0
29305                  Tulsa Feet, Inc.                                                                             0
29306                  Plano Feet, Inc.                                                                             0
29307                  El Paso Feet, Inc.                                                                           0
29308                  Albuquerque Feet, Inc.                                                                      25
29309                  MELDISCO K-M MANTECA, CA., INC.                                                          7,926
29310                  MELDISCO K-M MANAHAWKIN, N.J., INC.                                                      9,001
29311                  Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                             6,152
29312                  MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                               20,006
29313                  MELDISCO K-M MILTON, FLA., INC.                                                          7,351
29314                  MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                    6,662

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29315                  MELDISCO K-M MATAMORAS, PA., INC.                                                        8,814
29316                  MELDISCO K-M MAYAGUEZ, PR., INC.                                                        27,019
29317                  MELDISCO K-M MENTOR, OHIO, INC.                                                         14,976
29318                  MELDISCO K-M FREMONT, OH., INC.                                                          8,261
29319                  MELDISCO K-M HUMMELSTOWN, PA., INC.                                                      5,348
29320                  MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                           7,633
29321                  MELDISCO K-M LAKEPORT, CA., INC.                                                        12,285
29322                  MELDISCO K-M LAREDO, TX., INC.                                                          25,216
29323                  MELDISCO K-M KENTON, OHIO, INC.                                                          8,091
29324                  MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                  18,506
29325                  MELDISCO K-M LACKAWANNA, N.Y., INC.                                                     16,012
29326                  MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                               10,169
29327                  MELDISCO K-M FENTON, MICH., INC.                                                         7,767
29328                  MELDISCO K-M GASTONIA, N.C., INC.                                                       13,945
29329                  MELDISCO K-M HANOVER, PA., INC.                                                              0
29330                  MELDISCO K-M HASTINGS, NEB., INC.                                                        4,868
29331                  MELDISCO K-M HONESDALE, PA., INC.                                                        5,668
29332                  MELDISCO K-M HONOLULU, N.Y., INC.                                                       21,190
29333                  MELDISCO K-M JOHNSON CITY, TN., INC.                                                    13,370
29334                  MELDISCO K-M JACKSONVILLE, FLA., INC.                                                   13,217
29335                  MELDISCO K-M JACKSON, MICH., INC.                                                       10,604
29336                  MELDISCO K-M FORT ST. & PA., MI., INC.                                                  15,137
29337                  MELDISCO K-M RUTLAND, VT., INC.                                                          7,571
29338                  MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                   30,458
29339                  MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                               15,364
29340                  MELDISCO K-M SANDY, UTAH, INC.                                                           5,087
29341                  MELDISCO K-M SIDNEY, N.Y., INC.                                                         11,396
29342                  MELDISCO K-M SOUTHAVEN, MISS., INC.                                                     12,665
29343                  MELDISCO K-M TOWANDA, PA., INC.                                                         10,172
29344                  MELDISCO K-M ROBERT ST., MINN., INC.                                                     6,823
29345                  MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                        11,174
29346                  MELDISCO K-M WARWICK BLVD., VA., INC.                                                   12,817
29347                  MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                                10,291
29348                  MELDISCO K-M STUART, FLA., INC.                                                          3,320
29349                  MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                          7,747
29350                  MELDISCO K-M TAMUNING, GUAM, INC.                                                       40,972
29351                  MELDISCO K-M TUSTIN, CA., INC.                                                           3,602
29352                  MELDISCO K-M VERSAILLES, KY., INC.                                                       6,682
29353                  MELDISCO K-M W. MARKET ST.,N.C.,INC                                                     15,391
29354                  MELDISCO K-M WATERTOWN, N.Y., INC.                                                       9,062
29355                  MELDISCO K-M WALNUTPORT, PA., INC.                                                       8,223
29356                  MELDISCO K-M WARREN, OHIO, INC.                                                         17,532
29357                  MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                    10,117
29358                  MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                  14,980
29359                  MELDISCO K-M NEW LEBANON, OH., INC.                                                      6,759
29360                  MELDISCO K-M OAK HILL, WV., INC.                                                         6,004
29361                  MELDISCO K-M OVERTON CROSSING, TENN., INC.                                              15,014
29362                  MELDISCO K-M PARSIPPANY, N.J., INC.                                                     14,750
29363                  MELDISCO K-M PELL CITY, AL., INC.                                                        6,598

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29364                  MELDISCO K-M PEORIA, ARIZ., INC.                                                        12,909
29365                  MELDISCO K-M MORGANTOWN, WV., INC.                                                       9,456
29366                  MELDISCO K-M LEWISBURG, WV., INC.                                                        5,084
29367                  1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                               7,086
29368                  MELDISCO K-M PERRY, FLA., INC.                                                           6,353
29369                  MELDISCO K-M PLATTEVILLE, WISC., INC.                                                    6,502
29370                  MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                              15,127
29371                  MELDISCO K-M PORT ROYAL, FLA., INC.                                                     23,165
29372                  MELDISCO K-M ST. CROIX, N.Y., INC.                                                       9,482
29373                  MELDISCO K-M PORTAGE IN INC                                                             11,614
29374                  MELDISCO K-M POWAY, CA., INC.                                                            6,037
29375                  MELDISCO K-M POWER RD., AZ., INC.                                                       17,768
29376                  MELDISCO K-M N. 32 ST., ARIZ., INC.                                                     12,779
29377                  MELDISCO K-M N. novUSTA, S.C., INC.                                                      4,866
29378                  MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                   18,202
29379                  MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                               26,526
29380                  MELDISCO K-M PR #22 & PR #18, PR., INC.                                                 38,379
29381                  MELDISCO K-M PUTNAM, CONN., INC.                                                         9,068
29382                  MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                   8,198
29383                  MELDISCO K-M QUEENSBURY, N.Y., INC.                                                     11,725
29384                  MELDISCO K-M RENO, PA., INC.                                                             7,611
29385                  MELDISCO K-M DECATUR IND INC                                                             4,397
29386                  MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                              5,173
29387                  MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                               11,796
29388                  MELDISCO K-M COLLEGE AVE., CA., INC.                                                    10,563
29389                  MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                    8,896
29390                  MELDISCO K-M COLUMBIA, PA., INC.                                                         7,256
29391                  MELDISCO K-M EMMET ST., NEB., INC.                                                       7,817
29392                  MELDISCO K-M COLUMBUS, IN., INC.                                                         4,778
29393                  MELDISCO K-M ELLENTON, FL., INC.                                                        14,140
29394                  MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                    8,221
29395                  MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                          22,751
29396                  MELDISCO K-M McMURRAY, PA., INC.                                                         8,129
29397                  MELDISCO K-M DRAPER, UT., INC.                                                           4,877
29398                  MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                              10,596
29399                  MELDISCO K-M DETROIT LAKES, MN., INC.                                                    5,245
29400                  MELDISCO K-M CLEVELAND, TN., INC.                                                        9,678
29401                  MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                    9,861
29402                  MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                              6,553
29403                  MELDISCO K-M DOYLESTOWN, PA., INC.                                                       9,951
29404                  MELDISCO K-M ELKINS, W.VA., INC.                                                         5,485
29405                  MELDISCO K-M HARRISON, OH., INC.                                                        10,145
29406                  MELDISCO K-M HILLMAN ST., CA., INC.                                                     12,608
29407                  MELDISCO K-M HWY. #127, KY., INC.                                                        6,167
29408                  MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                                13,868
29409                  MELDISCO K-M CORINTH, MS., INC.                                                          8,462
29410                  MELDISCO K-M COUNTY LINE RD., CA., INC.                                                 15,867
29411                  MELDISCO K-M CLARKSVILLE, TENN., INC.                                                    9,696
29412                  MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                                 5,857

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29413                  MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                  16,013
29414                  MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                              12,400
29415                  MELDISCO K-M COALINGA, CA., INC.                                                         8,790
29416                  MELDISCO K-M CLINTON, TN., INC.                                                          6,089
29417                  MELDISCO K-M CLINTON, OKLA., INC.                                                        4,998
29418                  MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                   6,028
29419                  MELDISCO K-M CLARKSBURG, WV., INC                                                        6,690
29420                  MELDISCO K-M COMERIO AVE., PR., INC.                                                    28,500
29421                  HINSDALE, ILL., MILES MELDISCO K-M, INC.                                                 6,605
29422                  GRANITE CITY, ILL., MELDISCO K-M, INC.                                                   8,114
29423                  FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                  11,211
29424                  MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                             6,595
29425                  MELDISCO K-M ABERDEEN, S.D., INC.                                                        4,173
29426                  JOLIET, ILL., MELDISCO K-M, INC.                                                         7,174
29427                  MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                   10,069
29428                  EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                        8,180
29429                  MELDISCO K-M 18 MILE RD., MICH., INC.                                                    9,176
29430                  MELDISCO K-M CONOVER, NC., INC.                                                         10,114
29431                  EMPIRE, ILL., MELDISCO K-M, INC.                                                         8,600
29432                  CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                     7,359
29433                  23RD AVE., ILL., MELDISCO K-M, INC.                                                      8,281
29434                  MELDISCO K-M BELLEVILLE, MICH., INC.                                                     8,827
29435                  MELDISCO K-M BEAVERTON, ORE., INC.                                                      12,615
29436                  MELDISCO K-M BAY RD., MICH., INC.                                                        7,605
29437                  BELVIDERE RD., ILL., MELDISCO K-M, INC.                                                 10,726
29438                  CARBONDALE, ILL., MELDISCO K-M, INC.                                                     6,774
29439                  BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                    14,881
29440                  MELDISCO K-M 850 SADLER ROAD, FL., INC.                                                  4,718
29441                  MELDISCO K-M AUBURN, ALA., INC.                                                          5,871
29442                  MELDISCO K-M BELLINGHAM, WASH., INC.                                                     8,923
29443                  MELDISCO K-M APALACHEE PKW., FLA, INC                                                    9,038
29444                  MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                   5,893
29445                  MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                               8,479
29446                  MELDISCO K-M 52ND ST., WISC., INC.                                                       9,185
29447                  MELDISCO K-M 34TH ST., FLA., INC.                                                       12,470
29448                  MELDISCO K-M BILLERICA, MASS., INC.                                                      7,142
29449                  MELDISCO K-M BERLIN, N.J., INC.                                                          8,497
29450                  MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                              13,389
29451                  MELDISCO K-M SENECA, S.C., INC.                                                          5,075
29452                  MELDISCO K-M ST JOHN IN INC                                                              7,921
29453                  MELDISCO K-M PERRYSBURG, OH., INC.                                                       4,776
29454                  MELDISCO K-M PARRISH AVE., KY., INC.                                                     4,400
29455                  MELDISCO K-M MONTICELLO, MN., INC.                                                       5,206
29456                  MELDISCO K-M PALMER PARK BLVD., CO., INC.                                                6,807
29457                  MELDISCO K-M PACE PARKWAY, GA., INC.                                                     9,728
29458                  MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                               6,533
29459                  MELDISCO K-M ANNISTON, ALA., INC.                                                       10,283
29460                  MELDISCO K-M 4570 LADSON ROAD,   INC.                                                    7,803
29461                  MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                               10,014

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29462                  MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                  17,443
29463                  MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                              6,482
29464                  MELDISCO K-M SMYRNA, TN., INC.                                                           7,191
29465                  MELDISCO K-M SHOW LOW, AZ., INC.                                                         6,932
29466                  SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                               10,635
29467                  MELDISCO K-M SHIPPENSBURG, PA., INC.                                                     5,434
29468                  MELDISCO K-M SHAWANO, WI., INC.                                                          5,213
29469                  MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                              41,760
29470                  MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                                 7,686
29471                  MELDISCO K-M HASTINGS, MI., INC.                                                         8,127
29472                  MILES MELDISCO K-M CASPER, WYO., INC.                                                    8,548
29473                  STREATOR, IL., MELDISCO K-M, INC.                                                        3,997
29474                  MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                               18,296
29475                  MELDISCO K-M PHENIX CITY, ALA., INC.                                                     9,464
29476                  MELDISCO K-M OSCODA, MI, INC.                                                            6,355
29477                  MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                            10,372
29478                  MELDISCO K-M HERMITAGE, PA., INC.                                                        7,627
29479                  MELDISCO K-M GLASGOW, KY., INC.                                                          9,373
29480                  MELDISCO K-M ELKVIEW, W.V., INC.                                                         8,018
29481                  MELDISCO K-M RACINE, WISC., INC.                                                         9,555
29482                  MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                            27,373
29483                  MELDISCO K-M WALL, NJ., INC.                                                            12,432
29484                  MELDISCO K-M GLENDIVE, MONT., INC.                                                       2,973
29485                  MELDISCO K-M GLEN BURNIE, MD., INC.                                                     10,695
29486                  MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                            11,513
29487                  MELDISCO K-M CORNELIA, GA., INC.                                                         8,045
29488                  MELDISCO K-M PRICE, UT., INC.                                                            6,131
29489                  MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                                  8,032
29490                  MELDISCO K-M HIGH RIDGE, MO., INC.                                                       5,434
29491                  MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                   7,514
29492                  MELDISCO K-M HAMILTON, MT., INC.                                                         5,918
29493                  MELDISCO K-M HENDERSONVILLE, N.C., INC.                                                  7,009
29494                  MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                               0
29495                  MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                      40
29496                  MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                   223
29497                  MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                                151
29498                  MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                                    0
29499                  MELDISCO/PAY LESS HENDERSON, NV., INC.                                                     500
27055                  SHOE ZONE #8417                                                                              0
27066                  SHOE ZONE 8438, INC.                                                                         9
                                                                                            TOTAL          31,797,946

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report

ADDITIONAL DATA                                                  SCHEDULE 4

--------------------------------------------------------------------------------
CASH SUMMARY
                                                                       Amount
                                                                       ------
Total Cash                                                             $ 203.2

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
            ACCOUNTS RECEIVABLE AGING SUMMARY
--------------------------------------------------------------------------------
                                    Athletic    Meldisco
                                    Division    Division     Corporate  Total
                                 -----------------------------------------------

0 to 30 days old                          -        3.9           0.4      4.3
31 to 60 days old                         -        0.1           0.1      0.2
61 to 90 days old                         -          -           0.1      0.1
91+ days old                            1.2        0.1           0.1      1.4
                                 -----------------------------------------------

Total Accounts Receivable               1.2        4.1           0.7      6.0
Amount considered uncollectable        (1.1)      (0.2)            -     (1.3)
                                 -----------------------------------------------

Net Accounts Receivable                 0.1        3.9           0.7      4.7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     SUMMARY OF UNPAID POST-PETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------
                                Athletic     Meldisco
                                Division     Division       Corporate    Total
                               -------------------------------------------------

current                                  -       78.6             -       78.6
0 to 30 days past due                    -        6.9             -        6.9
31 to 60 days past due                   -        0.3             -        0.3
61 to 90 days past due                   -        0.1             -        0.1
91+ days past due                     (1.8)       0.6             -       (1.2)
                               -------------------------------------------------

Total Accounts Payable      **        (1.8)      86.5             -       84.7
--------------------------------------------------------------------------------
** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report

ADDITIONAL DATA (CONTINUED)                               SCHEDULE 4 (CONTINUED)


----------------------------------------------------------------------------------------------------
                                              SUMMARY OF TAXES PAYABLE
-----------------------------------------------------------------------------------------------------
                            BEGINNING     AMOUNT                                            ENDING
                               TAX      WITHHELD OR  AMOUNT        DATE       CHECK NO.       TAX
                            LIABILITY    ACCRUED      PAID         PAID         OR EFT     LIABILITY
=====================================================================================================
 Federal
-----------------------------------------------------------------------------------------------------
 Withholding                    0.9         1.2        1.1       various       EFT              1.0
-----------------------------------------------------------------------------------------------------
 FICA-employee & employer       1.1         1.2        1.3       various       EFT              1.0
-----------------------------------------------------------------------------------------------------
 Unemployment                   0.1           -        0.1       various       EFT                 -
-----------------------------------------------------------------------------------------------------
 Income                         1.3        (1.2)         -                                      0.1
-----------------------------------------------------------------------------------------------------
 Other:                         2.3           -        0.1                                      2.2
-----------------------------------------------------------------------------------------------------
    Total Federal Taxes         5.7         1.2        2.6                                      4.3
-----------------------------------------------------------------------------------------------------
 State and Local
-----------------------------------------------------------------------------------------------------
 Withholding                    0.4         0.3        0.3       various       EFT & checks     0.4
-----------------------------------------------------------------------------------------------------
 Sales                         (0.8)          -          -    Feb 15 & 20      EFT & checks    (0.8)
-----------------------------------------------------------------------------------------------------
 Excise                         1.3         0.1          -                                      1.4
-----------------------------------------------------------------------------------------------------
 Unemployment                   0.3         0.2          -       various       EFT & checks     0.5
-----------------------------------------------------------------------------------------------------
 Real Property                  1.7           -          -       various       EFT & checks     1.7
-----------------------------------------------------------------------------------------------------
 Personal Property              3.2         0.1          -                                      3.3
-----------------------------------------------------------------------------------------------------
 Income                         1.8         0.1          -                                      1.9
-----------------------------------------------------------------------------------------------------
    Total State and Local       7.9         0.8        0.3                                      8.4
-----------------------------------------------------------------------------------------------------
 Total Taxes                   13.6         2.0        2.9             -             -         12.7
-----------------------------------------------------------------------------------------------------

note: the above includes provisions for all tax liabilites, both pre and post-petition.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
February 2005 Monthly Operating Report


CERTIFICATIONS                                                       SCHEDULE 5



Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.


Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.


Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.


Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:    March 16, 2005                               By: /s/ Richard L. Robbins
         ------------------------                         ----------------------



Title:   Senior V.P. of Financial                     Name: Richard L. Robbins
         Reporting & Controls                              ---------------------
         ------------------------